UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06260
Quaker Investment Trust
(Exact name of registrant as specified in charter)
309 Technology Drive
Malvern, PA 19355

(Address of principle executive offices)      (Zip Code)
Jeffry H. King, Sr.
Quaker Investment Trust
309 Technology Drive
Malvern, PA 19355
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 220-8888

Date of fiscal year end: June 30, 2009

Date of reporting period: June 30, 2009

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Annual Report
2 0 0 9

Tactical Allocation Funds

Quaker Global Tactical Allocation Fund
(formerly Quaker Global Total Return Fund)

Quaker Long-Short Tactical Allocation Fund

Quaker Small-Cap Growth Tactical Allocation Fund

Quaker Strategic Growth Fund

Traditional Funds

Quaker Capital Opportunities Fund

Quaker Mid-Cap Value Fund

Quaker Small-Cap Value Fund

QUAKER® FUNDS

Mutual fund investing involves risk. Principal loss is possible.
Investing in the Quaker Funds may involve special risk including, but not limited to, investments in smaller companies, non-diversification, short sales, foreign securities, special situations, debt securities and value growth investing. Please refer to the prospectus for more complete information.
This report must be preceded or accompanied by a current prospectus.
The opinions expressed are those of the sub-advisers through the end of the period for this report, are subject to change, are not a guarantee, and should not be considered investment advice.
Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Chairman’s Letter to the Shareholders
June 30, 2009
Dear Fellow Shareholder,
     When I founded Quaker Funds in November of 1996, the mission was to deliver high quality, traditional and tactical institutional money managers to the individual investor. Our commitment to this principle is still as strong today as it was the day we opened our doors. As we negotiate challenging economic times, we continue to believe in the relevance and importance of our strategy.
     Benjamin Graham, who is widely considered to be the first proponent of value investing, famously stated, “In the short run, the stock market is a voting machine, but in the long run it is a weighing machine.” This means stock prices in the short run may not reflect fair value since they are partly the product of emotion and not solely of reason.
     Emotions have clearly moved markets this year. This has made the role that traditional and tactical mutual funds play in portfolio construction very evident. During the secular bull period of the eighties and nineties, traditional long-only mutual funds provided enough diversification to capture market returns. The current secular bear market, which started in 2000, has made investors rethink asset allocation, and turned their attention to products that are tactical in nature.
     Quaker Funds has offered both traditional and tactical mutual funds since 1996, and will continue to focus on delivering a broad range of products to best meet investor’s financial goals.
     Thank you for your trust of and investment in The Quaker Funds.
Sincerely,
Jeffry H. King, Sr.
Chairman & CEO
Quaker Investment Trust

Performance Update
Quaker Global Tactical Allocation Fund (QTRAX, QTRCX, QTRIX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term growth of capital. The Fund invests in common stocks of U.S. companies and American depository receipts (“ADRs”) of foreign companies without regard to market capitalization. Under normal circumstances, the Fund will invest at least 40% of its total assets in common stocks and ADRs of foreign companies.
Performance Review and Market Outlook
     For the fiscal year ended June 30, 2009, the MSCI World Index (a global market proxy) declined 29.50% while the Quaker Global Tactical Allocation Fund finished the fiscal year with a loss of 47.30%.* For the first half of calendar year 2009, the MSCI World gained 6.35% while the Quaker Global Tactical Allocation Fund rose 1.51%.
     The strong sell-off in world markets in the latter half of 2008 reflected the deepening global recession that began in December 2007 domestically and in July of 2008 for the “Rest of the World.” This period was characterized by liquidations (of hedge funds and mutual funds), speculation about the state of the financial system due to its inherent opaqueness, and unprecedented level of government intervention, conditions under which our fundamentals driven, opportunistic growth process faired poorly.
     After bottoming out in mid-March, the subsequent rally was initially driven by lower quality stocks that had been upgraded from “bankrupt” to “not quite bankrupt.” The biggest gainers were low priced, heavily shorted, high momentum growth stocks with poor balance sheets (an area we do not normally invest in). The rally eventually broadened to include higher quality names, but due to our initial period of underperformance during the junk rally, we were not able to match the market’s performance year-to-date.
     Going forward, we believe that good news will be required for any sustained rally since the market has gone as far as it can on “less bad” news. Domestically, cost cutting in capital expenditures and layoffs has helped bolster the bottom lines of many firms, but top line growth will be required for any real recovery. While some firms have benefited from shifts in market share (due, in part, to bankruptcies of several high-profile retail chains), real growth in demand has yet to materialize domestically.
     We continue to believe that overseas stimulus mandates for global infrastructure expansion (especially in developing markets) will be the leading drivers of global economic growth in the near term. Commodities (including food, materials and energy), should also benefit from dollar weakness and overseas growth as demand picks up following a period characterized by a dearth of capital improvements.
Manu P. Daftary, Portfolio Manager
DG Capital Management, Inc.

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
SUB-ADVISER:
DG Capital Management, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2009:
$27,992,284
Top Ten Holdings** (% of net assets)

Anadarko Petroleum Corp.	4.23%
Suncor Energy, Inc.	3.13%
Amgen Inc.	3.10%
Google Inc.	2.55%
Hess Corp.	2.52%
Freeport-McMoRan Copper & Gold, Inc.	2.33%
Apple, Inc.	2.28%
ABB Ltd.	2.19%
ACE Ltd.	2.10%
Medtronic, Inc.	2.06%

% Fund Total	26.49%

**	Excludes Short-Term Investments
2 | 2009 ANNUAL REPORT

Quaker Global Tactical Allocation Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2009
Average Annualized Total Return

							Commencement
							of operations
			One Year		Five Year		through 06/30/09
			with	without	with	without	with	without
	Expense	Inception	sales	sales	sales	sales	sales	sales
	Ratio	Date	charge	charge	charge	charge	charge	charge

Class A	1.99%	05/01/2008	(50.20)%	(47.30)%	n/a	n/a	(44.15)%	(41.37)%
Class C	2.74%	05/01/2008	(48.21)%	(47.69)%	n/a	n/a	(41.84)%	(41.84)%
Institutional Class	1.74%	07/23/2008	n/a	n/a	n/a	n/a	(39.20)%	(39.20)%
MSCI World Index*			(29.50)%	(29.50)%	n/a	n/a	(30.41)%	(30.41)%

*	The benchmark since inception returns are calculated for the period from May 1, 2008 through June 30, 2009.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Fund have a maximum sales charge of 5.50%. Class C shares purchased on or after July 1, 2008 are not subject to a contingent deferred sales charge. Class C shares purchased prior to July 1, 2008 are subject to a 1.00% contingent deferred sales charge.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Morgan Stanley Capital International World Index measures developed-market equity performance throughout the world.
2009 ANNUAL REPORT | 3

Performance Update
Quaker Long-Short Tactical Allocation Fund (QLSAX, QLSCX, QLSIX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term growth of capital. The Fund seeks to achieve its objective primarily by investing in equity securities and selling equity securities short as a hedge against adverse market conditions.
Performance Review and Market Outlook
     On June 15, 2009, the former Top-Flight Long-Short Fund was reorganized into the Quaker Long-Short Tactical Allocation Fund. Rock Canyon Advisory Group, Inc. has continuously managed the Fund since its December 31, 2002 inception and is pleased to continue to do so as sub-adviser to the Fund.
     For the fiscal year ended June 30, 2009, the Fund returned —7.64%* compared to a return of —26.21% for the S&P 500® Total Return Index (S&P 500®).
     By June of 2008, the US financial system was awash in insolvency and counter-party risk. Our quantitative models were suggesting a high level of downside market risk, which was consistent with our qualitative outlook for Main Street and Wall Street. We invested defensively in anticipation of potential market dislocation.
     Several months passed before we were rewarded for recognizing the risks. However, as the S&P 500® returned —16.79% in October 2008, the Fund returned 2.75%. We began the month 37% net short and adjusted the portfolio throughout the month to end 100% long.
     Late in February of this year, our allocation model reached strong bullish levels, even as our factor work pointed to changing investor attitudes toward risk and greater investor preference for value-related stock characteristics. In hindsight, the shifts in our quantitative work—which began during the week of March 2—may have been precipitated by the market’s improved perception of the growth outlook due to the March 12, 2009 House Financial Services Subcommittee hearings on mark-to-market reform. In the first quarter of 2009, the Fund returned 5.68% vs. —11.01% for the S&P 500®.
     By mid-May, our allocation model had turned negative for the first time since September 2008, indicating that market risks were skewed to the downside. Our subsequent defensive positioning has caused the Fund to participate only marginally in the second quarter market advance. We believe there is significant risk to both the upside and the downside, and given the current environment we continue to favor a defensive position.
     In conclusion, we have not successfully timed the bottoms and tops of the market to make significant allocation changes during the last year. That is not our intention. As portfolio managers we also see ourselves as risk managers. We adjust net exposures in the Fund to protect capital and exploit risk as we perceive it, with little thought as to the immediacy of specific market moves. During this fiscal year we were able to both adjust the Fund’s investments to better fit environmental risks, and deliver better than market returns. We believe our process to be well suited to continue to uncover opportunities for above average returns in a future of higher volatility levels and significant policy contingencies.
Jonathan Ferrell, Todd Draney
Rock Canyon Advisory Group

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
SUB-ADVISER:
Rock Canyon Advisory Group, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2009:
$5,410,520
Top Ten Holdings** (% of net assets)

ITT Educational Services, Inc.	2.60%
Ctrip.com International Ltd.	2.40%
Bristol-Myers Squibb Co.	2.36%
Aeropostale, Inc.	2.15%
NetEase.com	2.15%
Canadian Natural Resources Ltd.	2.13%
Dril-Quip, Inc.	2.11%
Denbury Resources, Inc.	2.04%
EnCana Corp.	2.01%
AsiaInfo Holdings, Inc.	1.94%

% Fund Total	21.89%

**	Excludes Short-Term Investments
4 | 2009 ANNUAL REPORT

Quaker Long-Short Tactical Allocation Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2009
Average Annualized Total Return

									Commencement
									of operations
			One Year		Three Year		Five Year		through 06/30/09
			with	without	with	without	with	without	with	without
	Expense	Inception	sales	sales	sales	sales	sales	sales	sales	sales
	Ratio	Date	charge	charge	charge	charge	charge	charge	charge	charge

Class A	3.35%	12/31/2002	(12.72)%	(7.64)%	(2.54)%	(0.68)%	0.12%	1.26%	7.13%	8.06%
Class C	4.10%	06/16/2009	n/a	n/a	n/a	n/a	n/a	n/a	(2.56)%	(2.56)%
Institutional Class	3.10%	06/16/2009	n/a	n/a	n/a	n/a	n/a	n/a	(2.56)%	(2.56)%
S&P 500® Total Return Index*			(26.21)%	(26.21)%	(8.22)%	(8.22)%	(2.24)%	(2.24)%	2.69%	2.69%

*	The benchmark since inception returns are calculated for the period from December 31, 2002 through June 30, 2009.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     On June 15, 2009, the Top Flight Long-Short Fund, a series of the Rock Canyon Funds, was reorganized into the Quaker Long-Short Tactical Allocation Fund. Class A performance and expence information prior to June 15, 2009 repesents that of the former No-Load Class of the Top Flight Long-Short Fund. Performance data shown after sales charge for periods after June 15, 2009 reflects the Class A maximum sales charge of 5.50%
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The S&P 500® Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2009 ANNUAL REPORT | 5

Performance Update
Quaker Small-Cap Growth Tactical Allocation Fund (QGASX, QGCSX, QGISX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term growth of capital. The Fund invests at least 80% of its total assets in common stocks, Exchange-Traded Funds (“ETFs”), ADRs and foreign securities traded on U.S. stock exchanges, with market capitalizations within the range of companies included in the Russell 2000® Growth Index.
Performance Review and Market Outlook
     For the nine months ended June 30, 2009 (Quaker Funds, Inc. launched the Fund on September 30, 2008), the Quaker Small-Cap Growth Tactical Allocation Fund’s return was 0.90%;* the Russell 2000® Growth Index (its benchmark index) was —19.20%. In other words, the Fund outperformed the Index by 20.10% for the initial period. Such results were achieved because the Fund managed through the fourth quarter of 2008 by choosing to hold a lot of cash, being light on the ownership of equities, and by making a constructive use of selling short the Index in a tactically successful manner.
     The Fund had an average market capitalization of roughly $1,190 million vs. $830 million for the Index. The Fund’s highest growing companies outperformed those of the Index and had a reasonable percentage of small cap stock domiciled oversees that helped performance. Its highest weighted sectors were communications, technology, and consumer cyclical; the highest weighted sectors for the Index were health care, technology, and consumer discretionary.
     The market suffered its worst performance since the Great Depression and has just begun to recover as the credit markets have repaired and recuperated. As the prospects for more normal economic activity brighten, so should the outcomes for the market in general and small cap stocks in specific. The Fund’s strategy is designed to help survive difficult financial times and seeks to perform well in all market environments. The past three quarters have been a tough test and the Fund has done comparably well and has accomplished its stated principal investment objective.
Stephen W. Shipman, CFA
Portfolio Manager
Century Management

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
SUB-ADVISER:
Century Management
TOTAL NET ASSETS:
AS OF JUNE 30, 2009:
$9,529,526
Top Ten Holdings** (% of net assets)

Lincoln Educational Services Corp.	2.96%
Telecom Argentina S.A.	2.91%
RehabCare Group, Inc.	2.76%
Core-Mark Holding Co., Inc.	2.58%
Perfect World Co. Ltd.	2.52%
Spartan Motors, Inc.	2.43%
The Buckle, Inc.	2.39%
Aeropostale, Inc.	2.19%
Gammon Gold, Inc.	1.92%
Northgate Minerals, Corp.	1.90%

% Fund Total	24.56%

**	Excludes Short-Term Investments
6 | 2009 ANNUAL REPORT

Quaker Small-Cap Growth Tactical Allocation Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2009
Average Annualized Total Return

							Commencement
							of operations
			One Year		Five Year		through 06/30/09
			with	without	with	without	with	without
	Expense	Inception	sales	sales	sales	sales	sales	sales
	Ratio	Date	charge	charge	charge	charge	charge	charge

Class A	1.74%	09/30/2008	n/a	n/a	n/a	n/a	(4.65)%	0.90%
Class C	2.49%	09/30/2008	n/a	n/a	n/a	n/a	0.40%	0.40%
Institutional Class	1.49%	09/30/2008	n/a	n/a	n/a	n/a	1.30%	1.30%
Russell 2000® Growth Index*			n/a	n/a	n/a	n/a	(19.20)%	(19.20)%

*	The benchmark since inception returns are calculated for the period from September 30, 2008 through June 30, 2009.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Fund have a maximum sales charge of 5.50%. Class C shares purchased on or after July 1, 2008 are not subject to a contingent deferred sales charge. Class C shares purchased prior to July 1, 2008 are subject to a 1.00% contingent deferred sales charge.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Russell 2000® Growth Index is an unmannaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.
2009 ANNUAL REPORT | 7

Performance Update
Quaker Strategic Growth Fund (QUAGX, QAGBX, QAGCX, QAGIX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration. The Fund invests primarily in equity securities of domestic U.S. companies which the Fund’s sub-adviser believes show a high probability for superior growth.
Performance Review and Market Outlook
     For the fiscal year ended June 30, 2009, the S&P 500® Total Return Index (a broad based market proxy) declined 26.21% while the Class A shares of the Quaker Strategic Growth Fund finished the fiscal year with a total return of —49.61%.* For the first half of calendar year 2009, the S&P 500® has gained 3.16% while the Quaker Strategic Growth Fund lost 0.88%.
     The strong sell-off in world markets in the latter half of 2008 reflected the deepening global recession that began in December 2007 for the United States and in July of 2008 for the “Rest of the World.” At this stage, economists believe that the current economic downturn (already 18 months old) will be the deepest in the post World War II period. During this period of liquidations (of hedge funds and mutual funds), speculation about the state of the financial system due to its inherent opaqueness, and unprecedented level of government intervention, our fundamentals driven, opportunistic growth process faired poorly.
     The markets continued to confound investors in 2009. After bottoming late in the first quarter, a low-quality stock rally that began on March 9, 2009 continued through the end of the first half of the year. This recent rise—which seemed fueled on “less bad” news rather than on any actual improvements in fundamentals or economic underpinnings—produced the best quarter for stocks since 2003. After outperforming the market in the first quarter of 2009, —7.40% versus —11.01%, we again trailed the market during this second quarter junk rally.
     Going forward, we believe commodities (food, materials and energy) will benefit from both weakness in the US dollar and overseas growth. We continue to emphasize global infrastructure expansion (China), agribusiness and energy, and seek companies with sustainable or expanding free cash-flow (operating cash less capital expenditures) so they can self-finance in periods of tight credit. We also continue to believe that stimulus mandates for global infrastructure expansion (especially in emerging economies) will be one of the leading drivers of global growth.
     The current market continues to be a bit schizophrenic and speculative, as opposed to rational and fundamentally-based. Therefore, we will continue to maintain a modest cash position, diversify the Fund by sector and security, and focus on our long-term tenets that: (a) earnings growth drives long-term stock price; and (b) finding quality companies trading at reasonable multiples is a sound long-term investment philosophy.
Manu P. Daftary, Portfolio Manager
DG Capital Management, Inc.

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
SUB-ADVISER:
DG Capital Management, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2009:
$574,444,464
Top Ten Holdings** (% of net assets)

Anadarko Petroleum Corp.	4.20%
Amgen, Inc.	3.12%
Google, Inc.	2.55%
ACE Ltd.	2.52%
Suncor Energy, Inc.	2.52%
Hess Corp.	2.52%
Freeport-McMoRan Copper & Gold, Inc.	2.31%
Apple, Inc.	2.26%
ABB Ltd.	2.20%
Total S.A.	2.06%

% Fund Total	26.26%

** Excludes Short-Term Investments
8 | 2009 ANNUAL REPORT

Quaker Strategic Growth Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2009
Average Annualized Total Return

									Commencement
									of operations
			One Year		Five Year		Ten Year		through 06/30/09
			with	without	with	without	with	without	with	without
	Expense	Inception	sales	sales	sales	sales	sales	sales	sales	sales
	Ratio	Date	charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.80%	11/25/1996	(52.39)%	(49.61)%	(2.31)%	(1.19)%	5.00%	5.60%	10.39%	10.89%
Class B	2.55%	08/01/2000	(52.22)%	(50.10)%	(2.22)%	(1.98)%	n/a	n/a	(0.92)%	(0.92)%
Class C	2.55%	07/11/2000	(50.42)%	(49.99)%	(1.94)%	(1.94)%	n/a	n/a	(0.91)%	(0.91)%
Class I	1.55%	07/20/2000	(49.51)%	(49.51)%	(0.95)%	(0.95)%	n/a	n/a	(0.08)%	(0.08)%
S&P 500® Total Return Index*			(26.21)%	(26.21)%	(2.24)%	(2.24)%	(2.22)%	(2.22)%	3.32%	3.32%

*	The benchmark since inception returns are calculated for the period from November 25, 1996 through June 30, 2009.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Fund have a maximum sales charge of 5.50%. Class B shares of the Fund have a maximum deferred sales charge of 5.00%. Class C shares purchased on or after July 1, 2008 are not subject to a contingent deferred sales charge. Class C shares purchased prior to July 1, 2008 are subject to a 1.00% contingent deferred sales charge.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The S&P 500® Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2009 ANNUAL REPORT | 9

Performance Update
Quaker Capital Opportunities Fund (QUKTX, QCOBX, QCOIX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in a limited number of securities which the Fund’s sub-adviser believes show a high probability for superior growth.
Performance Review and Market Outlook
     For the fiscal year ended June 30, 2009, the Fund outperformed the S&P 500® Total Return Index, with a loss of 20.18%* vs. a loss of 26.21% for the S&P 500®. Our macroeconomic view during the past year emphasized defensiveness, given our belief that the economy would likely slow over the period. While we did not envision the global economic crisis which engulfed markets in October and November, we did position the portfolio away from some of those areas hardest hit during the late 2008 meltdown.
     Our defensive positioning has been rewarded over the past twelve months. Our overweights in consumer staples, materials and technology, as well as our higher than average cash position, all contributed positively to our relative outperformance. Additionally, underweighting the financials sector during the trailing one year period proved beneficial. Our stock selection within the Industrials sector proved to be the largest detractor to performance during the period.
     After a dreadful six-month period ending in March, the stock market staged a remarkable rally; at its recent peak, the S&P 500® had moved up 42% from the March 6, 2009 low. While modestly below this level as of quarter-end, the index had a 15.93% return in the second quarter, the best quarterly performance since the fourth quarter of 1998. While we are encouraged by the vast improvements we saw this spring in the trajectory of the economy, we are closely monitoring the data on employment, housing, and consumer spending, in particular, to gauge the true health of the recovery. While we believe that Gross Domestic Product (GDP) growth will likely be back by later this year—and, hence, by definition the recession will be over—strong and sustained growth, supported by job creation and a confident consumer, might remain elusive for some time.
Charles A. Knott, Peter M. Schofield, CFA
Knott Capital Management

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
SUB-ADVISER:
Knott Capital Management
TOTAL NET ASSETS:
AS OF JUNE 30, 2009:
$12,145,033
Top Ten Holdings** (% of net assets)

International Business Machines Corp.	6.45%
Google, Inc.	5.21%
Life Technologies Corp.	5.15%
Thermo Fisher Scientific, Inc.	5.04%
Oracle Corp.	4.85%
Gilead Sciences, Inc.	4.63%
Range Resources Corp.	4.60%
Monsanto Co.	4.28%
AT&T, Inc.	4.09%
Teva Pharmaceutical Industries Ltd.	4.06%

% Fund Total	48.36%

**	Excludes Short-Term Investments
10 | 2009 ANNUAL REPORT

Quaker Capital Opportunities Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2009
Average Annualized Total Return

							Commencement
							of operations
			One Year		Five Year		through 06/30/09
			with	without	with	without	with	without
	Expense	Inception	sales	sales	sales	sales	sales	sales
	Ratio	Date	charge	charge	charge	charge	charge	charge

Class A	1.60%	01/31/2002	(24.57)%	(20.18)%	(1.32)%	(0.20)%	1.08%	1.85%
Class B	2.35%	05/02/2002	(24.78)%	(20.83)%	(1.21)%	(0.95)%	1.27%	1.27%
Class C	2.35%	05/02/2002	(21.53)%	(20.74)%	(0.95)%	(0.95)%	1.28%	1.28%
Institutional Class	1.35%	05/05/2009	n/a	n/a	n/a	n/a	3.22%	3.22%
S&P 500® Total Return Index*			(26.21)%	(26.21)%	(2.24)%	(2.24)%	(0.84)%	(0.84)%

*	The benchmark since inception returns are calculated for the period from January 31, 2002 through June 30, 2009.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Fund have a maximum sales charge of 5.50%. Class B shares of the Fund have a maximum deferred sales charge of 5.00%. Class C shares purchased on or after July 1, 2008 are not subject to a contingent deferred sales charge. Class C shares purchased prior to July 1, 2008 are subject to a 1.00% contingent deferred sales charge.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The S&P 500® Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2009 ANNUAL REPORT | 11

Performance Update
Quaker Mid-Cap Value Fund (QMCVX, QMCBX, QMCCX, QMVIX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks comparable to the companies included in the Russell Midcap® Value Index.
Performance Review and Market Outlook
     For the fiscal year ended June 30, 2009, the Fund generated a loss of 34.88%* versus a loss of 30.52% for the benchmark Russell Midcap® Value Index. Beginning October 1, 2008, we assumed management responsibilities for the Fund. October 1, 2008 through June 30, 2009 was one of the most volatile periods in the history of the market. Every sector in the benchmark posted negative returns. Taking a look at relative performance by quarter demonstrated the strength of the portfolio in turbulent times; in the two worst quarters of the year, ending December 2008 and March 2009, when the benchmark was down 27.19% and 14.67% respectively, the Fund outperformed by 3.90% and 7.66%, respectively. Conversely, in the June quarter, the benchmark rose 20.94%, and the Fund was up just 12.32%. As bankruptcy fears subsided and signs began to emerge that the recession wouldn’t last forever, most everything in the market that did poorly over the previous two quarters outperformed and our style of investing in higher quality companies with solid balance sheets was temporarily out of favor. For the year, every sector in both the benchmark and our portfolio posted negative returns. Over half of our outperformance was the result of superior stock picking. Relative performance was also helped by sector allocation. We underweighted the sectors most impacted by the recession, specifically the financials, industrials, and consumer discretionary sectors, which were down 37.48%, 27.58%, and 25.35% respectively. We were also underweight in energy, which declined 25.92% as oil collapsed from its all-time high prices in the summer of 2008.
     Looking forward, we now believe the worst of the recession is behind us and are positioning the portfolio for the economic recovery. Our focus will continue to be on investing in companies that, in our opinion, generate superior returns on invested capital, with the ability to do so over the course of a business cycle. We remain as confident as ever that this strategy is the best way to create long-term value for shareholders.
Frank Latuda, Jr., CFA, Joseph Kinnison, CFA: Co-Portfolio Managers
Kennedy Capital Management, Inc.

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
SUB-ADVISER:
Kennedy Capital Management, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2009:
$9,931,057
Top Ten Holdings** (% of net assets)

DPL, Inc.	2.71%
Forest Laboratories, Inc.	2.46%
Intuit, Inc.	2.45%
Cephalon, Inc.	2.35%
Steel Dynamics, Inc.	2.30%
Laboratory Corp. of America	2.28%
Denbury Resources, Inc.	2.25%
Centerpoint Energy, Inc.	2.22%
Xcel Energy, Inc.	2.17%
Micron Technology, Inc.	2.17%

% Fund Total	23.36%

**	Excludes Short-Term Investments
12 | 2009 ANNUAL REPORT

Quaker Mid-Cap Value Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2009
Average Annualized Total Return

									Commencement
									of operations
			One Year		Five Year		Ten Year		through 06/30/09
			with	without	with	without	with	without	with	without
	Expense	Inception	sales	sales	sales	sales	sales	sales	sales	sales
	Ratio	Date	charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.64%	12/31/1997	(38.46)%	(34.88)%	(5.95)%	(4.88)%	1.60%	2.18%	2.41%	2.91%
Class B	2.39%	01/05/2001	(38.63)%	(35.40)%	(5.86)%	(5.58)%	n/a	n/a	2.44%	2.44%
Class C	2.39%	07/31/2000	(36.01)%	(35.36)%	(5.58)%	(5.58)%	n/a	n/a	2.61%	2.61%
Class I	1.39%	11/21/2000	(34.77)%	(34.77)%	(4.65)%	(4.65)%	n/a	n/a	3.78%	3.78%

Russell Mid Cap Value® Index*			(30.52)%	(30.52)%	(0.43)%	(0.43)%	3.99%	3.99%	4.59%	4.59%

*	The benchmark since inception returns are calculated for the period from December 31, 1997 through June 30, 2009.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Fund have a maximum sales charge of 5.50%. Class B shares of the Fund have a maximum deferred sales charge of 5.00%. Class C shares purchased on or after July 1, 2008 are not subject to a contingent deferred sales charge. Class C shares purchased prior to July 1, 2008 are subject to a 1.00% contingent deferred sales charge.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Russell Midcap Value® Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value® Index.
2009 ANNUAL REPORT | 13

Performance Update
Quaker Small-Cap Value Fund (QUSVX, QSVBX, QSVCX, QSVIX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks of U.S. companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index. The Fund invests in companies considered by the Fund’s sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.
Performance Review and Market Outlook
     For the fiscal year ended June 30, 2009, the Fund’s performance was –28.61%,* while the Fund’s benchmark, the Russell 2000® Index (a broad-based cross-section of the entire U.S. small-cap market) returned –25.01%. Working from the bottom up, we evaluate companies relative to their industry peers using three broad categories of attractiveness: value, management, and momentum. Value to us means fairly traditional ratios of price to fundamental value; (a stock’s price compared to its fundamental value) management measures seek evidence that company management has and will continue to produce earnings power; and gauges of momentum help us determine when stocks might be expected to begin their ascent toward full valuation.
     While the Fund held up remarkably well throughout the financial crisis, the market rally that began on March 9, 2009, challenged our work. As the financial sector melted down and brought the rest of the market with it, our analysis of management (strictly by the numbers, that is) proved invaluable in keeping the Fund above water. When the market snap-back occurred, our indicators of positive momentum lagged and our search for low-price combined with fundamental value held us back; however, investment in good management (at least by our standards) continued to be an important buoy for performance. Although we make no bets across economic sectors, our choices about where to invest and what to avoid were most effective within the financial and consumer discretionary sectors, while our biggest disappointments fell within energy and capital goods. We were not surprised to see our performance lagging after such an explosive shift, but we were relieved when the fiscal year’s end brought light to the type of stocks we favor.
The Portfolio Management Team
Aronson+Johnson+Ortiz, LP

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
SUB-ADVISER:
Aronson+Johnson+Ortiz, LP
TOTAL NET ASSETS:
AS OF JUNE 30, 2009:
$83,646,411
Top Ten Holdings** (% of net assets)

Lubrizol Corp.	1.05%
Health Net, Inc.	0.96%
Varian, Inc.	0.96%
NeuStar, Inc.	0.95%
NetFlix, Inc.	0.93%
Arris Group, Inc.	0.92%
Silicon Laboratories, Inc.	0.90%
PF Chang’s China Bistro, Inc.	0.86%
Platinum Underwriters Holdings Ltd.	0.86%
Herbalife Ltd.	0.86%

% Fund Total	9.25%

**	Excludes Short-Term Investments
14 | 2009 ANNUAL REPORT

Quaker Small-Cap Value Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2009
Average Annualized Total Return

									Commencement
									of operations
			One Year		Five Year		Ten Year		through 06/30/09
			with	without	with	without	with	without	with	without
	Expense	Inception	sales	sales	sales	sales	sales	sales	sales	sales
	Ratio	Date	charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.78%	11/25/1996	(32.54)%	(28.61)%	(3.02)%	(1.91)%	4.50%	5.09%	6.85%	7.33%
Class B	2.53%	11/14/2000	(32.67)%	(29.13)%	(2.87)%	(2.65)%	n/a	n/a	3.76%	3.76%
Class C	2.53%	07/28/2000	(29.87)%	(29.16)%	(2.64)%	(2.64)%	n/a	n/a	4.70%	4.70%
Class I	1.53%	09/12/2000	(28.43)%	(28.43)%	(1.66)%	(1.66)%	n/a	n/a	4.48%	4.48%
Russell 2000® Index*			(25.01)%	(25.01)%	(1.70)%	(1.70)%	2.38%	2.38%	4.30%	4.30%

*	The benchmark since inception returns are calculated for the period from November 25, 1996 through June 30, 2009.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Fund have a maximum sales charge of 5.50%. Class B shares of the Fund have a maximum deferred sales charge of 5.00%. Class C shares purchased on or after July 1, 2008 are not subject to a contingent deferred sales charge. Class C shares purchased prior to July 1, 2008 are subject to a 1.00% contingent deferred sales charge.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Russell 2000® Index is a widely recognized unmanaged index comprised of the smallest 2000 companies represented in the Russell 3000® Index. The Index currently represents approximately 8% of the market capitalization of the Russell 3000® Index.
2009 ANNUAL REPORT | 15

Expense Information
     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2009 through June 30, 2009.
Actual Expenses
     The first section of each table below provides information about actual account values and actual expenses for each of the Funds. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example For Comparison Purposes
     The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 01/01/09	Ratio For the Period	Value 06/30/09	During the Period**

Quaker Global Tactical Allocation Fund *
Actual return based on actual return of:
Class A	1.51%	$1,000.00	2.75%	$1,015.10	13.97
Class C	1.14%	1,000.00	3.41%	1,011.40	17.29
Class I	1.33%	1,000.00	3.08%	1,013.30	13.59

Hypothetical return based on assumed 5% return
Class A		1,000.00	2.75%	1,011.34	13.94
Class C		1,000.00	3.41%	1,008.02	17.26
Class I		1,000.00	3.08%	1,008.42	13.56

Quaker Long-Short Tactical Allocation Fund***
Actual return based on actual return of:
Class A	6.20%	1,000.00	4.40%	1,062.00	$22.87

Hypothetical return based on assumed 5% return
Class A		1,000.00	4.40%	1,003.02	22.21

Quaker Small-Cap Growth Tactical Allocation Fund****
Actual return based on actual return of:
Class A	7.00%	1,000.00	2.49%	1,070.00	6.50
Class C	6.58%	1,000.00	3.13%	1,065.80	8.15
Class I	7.42%	1,000.00	1.57%	1,074.20	4.10

Hypothetical return based on assumed 5% return
Class A		1,000.00	2.49%	1,006.33	6.30
Class C		1,000.00	3.13%	1,004.71	7.91
Class I		1,000.00	1.57%	1,008.65	3.97

16 | 2009 ANNUAL REPORT

Expense Information

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 01/01/09	Ratio For the Period	Value 06/30/09	During the Period**

Quaker Strategic Growth Fund
Actual return based on actual return of:
Class A	(0.88)%	$1,000.00	2.01%	$991.20	$10.09
Class B	(1.48)%	1,000.00	3.43%	985.20	17.16
Class C	(1.31)%	1,000.00	2.75%	986.90	13.77
Class I	(0.86)%	1,000.00	1.78%	991.40	8.93

Hypothetical return based on assumed 5% return
Class A		1,000.00	2.01%	1,015.07	10.21
Class B		1,000.00	3.43%	1,007.91	17.36
Class C		1,000.00	2.75%	1,011.34	13.94
Class I		1,000.00	1.78%	1,016.23	9.05

Quaker Capital Opportunities Fund
Actual return based on actual return of:
Class A	2.79%	1,000.00	1.90%	1,027.90	9.71
Class B	2.35%	1,000.00	2.57%	1,023.50	13.11
Class C	2.35%	1,000.00	2.60%	1,023.50	13.26

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.90%	1,015.63	9.65
Class B		1,000.00	2.57%	1,012.25	13.03
Class C		1,000.00	2.60%	1,012.10	13.19

Quaker Mid-Cap Value Fund
Actual return based on actual return of:
Class A	4.45%	1,000.00	1.94%	1,044.50	10.00
Class B	4.16%	1,000.00	2.66%	1,041.60	13.69
Class C	4.11%	1,000.00	2.68%	1,041.10	13.79
Class I	4.53%	1,000.00	1.68%	1,045.30	8.66

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.94%	1,015.43	9.86
Class B		1,000.00	2.66%	1,011.80	13.49
Class C		1,000.00	2.68%	1,011.70	13.59
Class I		1,000.00	1.68%	1,016.74	8.54

Quaker Small-Cap Value Fund
Actual return based on actual return of:
Class A	0.20%	1,000.00	1.87%	1,002.00	9.44
Class B	(0.22)%	1,000.00	2.66%	997.80	13.39
Class C	(0.23)%	1,000.00	2.62%	997.70	13.19
Class I	0.29%	1,000.00	1.59%	1,002.90	8.03

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.87%	1,015.78	9.50
Class B		1,000.00	2.66%	1,011.80	13.49
Class C		1,000.00	2.62%	1,012.00	13.29
Class I		1,000.00	1.59%	1,017.19	8.08

*
Expenses for the Global Tactical Allocation Fund are equal to the fund’s annualized expense ratios since inception on 5/1/08 (excluding reimbursements) multiplied by the average account value over the period multiplied by the number of days since inception (61) divided by 366 to reflect the period since inception.

**
Expenses are equal to the Funds’annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (181) divided by 365 to reflect the one-half year period.

***
Expenses for the Long-Short Tactical Allocation Fund are equal to the fund’s annualized expense ratios for the period 10/1/09 to 6/30/09 (excluding reimbursements) multiplied by the average account value over the period multiplied by the number of days (273) divided by 365.

****
Expenses for the Small-Cap Growth Tactical Allocation Fund are equal to the fund’s annualized expense ratios since inception on 10/2/08 (excluding reimbursements) multiplied by the average account value over the period multiplied by the number of days since inception (272) divided by 366 to reflect the period since inception.

2009 ANNUAL REPORT | 17

Schedule of Investments
Quaker Global Tactical Allocation Fund
June 30, 2009

	Number	Fair
	of Shares	Value

Common Stocks — 74.07%

Australia — 1.35%
BHP Billiton Ltd. ADR	6,900	$377,636
Total Australia (Cost $380,681)		377,636
Bermuda — 2.05%
Bunge Ltd.(a)	9,500	572,375
Total Bermuda (Cost $537,499)		572,375
Canada — 6.88%
Potash Corp. of Saskatchewan(a)	5,920	550,856
Research In Motion Ltd.(b)	7,010	498,061
Suncor Energy, Inc.(a)	28,900	876,826

		1,925,743
Total Canada (Cost $1,912,594)		1,925,743
Finland — 1.30%
Nokia OYJ ADR(a)	25,000	364,500
Total Finland (Cost $374,841)		364,500
France — 2.05%
Total S.A. ADR	10,600	574,838
Total France (Cost $578,991)		574,838
Israel — 1.66%
Teva Pharmaceutical Industries Ltd. ADR(a)	9,400	463,796
Total Israel (Cost $421,836)		463,796
South Korea — 0.82%
LG Display Co. Ltd. ADR(a)	18,400	229,816
Total South Korea (Cost $197,975)		229,816
Switzerland — 5.97%
ABB Ltd. ADR	38,800	612,264
ACE Ltd.	13,302	588,347
Xstrata PLC ADR	208,900	470,025

		1,670,636
Total Switzerland (Cost $1,609,059)		1,670,636
United Kingdom — 0.99%
Willis Group Holdings Ltd.	10,800	277,884
Total United Kingdom (Cost $292,548)		277,884
United States — 51.00%
Abbott Laboratories	9,100	428,064
Activision Blizzard, Inc.(b)	11,800	149,034
Aetna, Inc.	15,400	385,770
Alpha Natural Resources, Inc.(b)	20,700	543,789
Amgen, Inc.(b)	16,400	868,216
Anadarko Petroleum Corp.	26,000	1,180,140
Apple, Inc.(b)	4,480	638,086
Bank of America Corp.	43,500	574,200
Biogen Idec, Inc.(b)	10,800	487,620
Cisco Systems, Inc.(b)	14,900	277,736
Cliffs Natural Resources, Inc.	20,000	489,400
Common Stocks (Continued)
United States (Continued)
Dell, Inc.(b)	39,900	547,827
DIRECTV Group, Inc.(a)(b)	12,000	296,520
Freeport-McMoRan Copper & Gold, Inc.(a)	13,000	651,430
Goldman Sachs Group, Inc.	3,850	567,644
Google, Inc.(a)(b)	1,690	712,487
Hess Corp.	13,100	704,125
Kroger Co.	13,000	286,650
Massey Energy Co.	21,500	420,110
McKesson Corp. (a)	10,600	466,400
Mead Johnson Nutrition Co.(b)	10,000	317,700
Medtronic, Inc.	16,500	575,685
MEMC Electronic Materials, Inc.(b)	9,000	160,290
Monsanto Co.	5,600	416,304
Morgan Stanley	17,700	504,627
Praxair, Inc.	7,100	504,597
Qualcomm, Inc.	12,600	569,520
SunTrust Banks, Inc.	33,600	552,721

		14,276,692
Total United States (Cost $13,940,722)		14,276,692
Total Common Stocks (Cost $20,246,746)		20,733,916

Short-Term Investments — 37.92%

Investment Trust — 22.34%
Invesco AIM Liquid Assets Portfolio, 0.530%(c)(d)	6,251,824	$6,251,824
Time Deposit — 15.58%
Wells Fargo 0.03%, 07/01/2009	$4,362,291	4,362,291
Total Short-Term Investments (Cost $10,614,115)		10,614,115
Total Investments (Cost $30,860,861) — 111.99%		31,348,031
Liabilities in Excess of Other Assets, Net (11.99)%		(3,355,747)
Total Net Assets — 100.00%		$27,992,284

ADR    American Depositary Receipt
(a)      All or a portion of the security out on loan.
(b)      Non-income producing security.
(c)      Represents investment of collateral received from securities lending transactions.
(d)      The rate shown is the annualized seven-day yield at period end.
18 | 2009 ANNUAL REPORT

Schedule of Investments
Quaker Global Tactical Allocation Fund
June 30, 2009

	Number	Fair
	of Contracts	Value

Call Options Written — 0.01%
Monsanto Co. Expiration: August, 2009 Exercise Price: $90.00	5	$125
Monsanto Co. Expiration: August, 2009 Exercise Price: $95.00	10	100
Qualcomm, Inc. Expiration: August, 2009 Exercise Price: $50.00	17	1,071
Total S.A. Expiration: August, 2009 Exercise Price: $60.00	27	2,349
Total Options Written (Premiums Received $4,877)		$3,645
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 19

Schedule of Investments
Quaker Long-Short Tactical Allocation Fund
June 30, 2009

	Number	Fair
	of Shares	Value

Domestic Common Stocks — 15.03%

Consumer, Cyclical — 2.15%
Retail — 2.15%
Aeropostale, Inc.(a)	3,400	$116,518
Total Consumer, Cyclical (Cost: $116,670)		116,518
Consumer, Non-cyclical — 2.61%
Commercial Services — 2.61%
ITT Educational Services, Inc.(a)	1,400	140,924
Total Consumer, Non-cyclical (Cost: $129,701)		140,924
Energy — 6.05%
Oil & Gas — 2.04%
Denbury Resources, Inc.(a)	7,500	110,475
Oil & Gas Services — 4.01%
Dril-Quip, Inc.(a)	3,000	114,300
Schlumberger Ltd.	1,900	102,809

		217,109
Total Energy (Cost: $327,380)		327,584
Healthcare — 4.22%
Pharmaceuticals — 4.22%
Bristol-Myers Squibb Co.	6,300	127,953
Cardinal Health, Inc.	3,300	100,815

		228,768
Total Healthcare (Cost: $227,972)		228,768
Total Domestic Common Stocks (Cost $801,723)		813,794

Foreign Common Stocks — 20.19%

Canada — 4.15%
Oil & Gas — 4.15%
Canadian Natural Resources Ltd.	2,200	115,478
EnCana Corp.	2,200	108,834

		224,312
Total Canada (Cost: $227,292)		224,312
China — 6.48%
Internet — 6.48%
AsiaInfo Holdings, Inc.(a)	6,100	104,981
Ctrip.com International Ltd. ADR(a)	2,800	129,640
NetEase.com ADR(a)	3,300	116,094

		350,715
Total China (Cost: $340,884)		350,715
Finland — 1.94%
Telecommunications — 1.94%
Nokia OYJ ADR	7,200	104,976
Total Finland (Cost: $101,880)		104,976
Foreign Common Stocks (Continued)
Hong Kong — 1.90%
Telecommunications — 1.90%
China Unicom Hong Kong Ltd. ADR	7,700	102,718
Total Hong Kong (Cost: $100,426)		102,718
Peru — 1.91%
Mining — 1.91%
Compania de Minas Buenaventura S.A. ADR	4,300	103,329
Total Peru (Cost: $111,202)		103,329
United Kingdom — 3.81%
Pharmaceuticals — 1.88%
AstraZeneca PLC ADR	2,300	101,522
Telecommunications — 1.93%
BT Group PLC ADR	6,200	104,160
Total United Kingdom (Cost: $205,415)		205,682
Total Foreign Common Stocks (Cost $1,087,099)		1,091,732

Exchange-Traded Funds — 7.47%

iShares FTSE/Xinhua China 25 Index Fund	1,900	72,903
iShares MSCI South Korea Index Fund	1,900	66,101
ProShares UltraShort MSCI(a)	3,800	79,952
ProShares UltraShort Russell2000(a)	2,300	98,371
ProShares UltraShort Russell2000 Value(a)	1,800	86,940

		404,267
Total Exchange-Traded Funds (Cost $407,983)		404,267

Short-Term Investment — 30.50%

Time Deposit — 30.50%
Banco Santander 0.03%, 07/01/2009	$1,650,349	1,650,349
Total Short-Term Investment (Cost $1,650,349)		1,650,349
Total Investments (Cost $3,947,154) — 73.19%		3,960,142
Other Assets in Excess of Liabilities, Net — 26.81%		1,450,378
Total Net Assets — 100.00%		$5,410,520

ADR American Depositary Receipt

(a)	Non-income producing security.
20 | 2009 ANNUAL REPORT

Schedule of Investments
Quaker Long-Short Tactical Allocation Fund
June 30, 2009

	Number	Fair
Schedule of Securities Sold Short	of Shares	Value

Common Stock — 43.75%

Affiliated Computer Services, Inc.(a)	2,600	$115,492
Brinker International, Inc.	6,300	107,289
Central European Media Enterprises Ltd.(a)	5,800	114,202
Cleco Corp.	4,500	100,890
Collective Brands, Inc.(a)	7,300	106,361
Dun & Bradstreet Corp.	1,300	105,573
Employers Holdings, Inc.	9,500	128,725
Exelixis, Inc.	20,400	99,348
Forest Laboratories, Inc.(a)	5,100	128,061
Hewitt Associates, Inc.	4,000	119,120
Office Depot, Inc.(a)	22,100	100,776
Orient-Express Hotels Ltd.(a)	13,600	115,464
Palm, Inc.(a)	7,900	130,903
RF Micro Devices, Inc.(a)	29,200	109,792
Shaw Communications, Inc.	6,100	102,846
Silgan Holdings, Inc.	2,600	127,478
Steel Dynamics, Inc.	6,800	100,164
The Hanover Insurance Group, Inc.	2,800	106,708
Valeant Pharmaceuticals International(a)	4,300	110,596
Webster Financial Corp.	16,000	128,800
Zenith National Insurance Corp.	5,000	108,700
Total Common Stock		2,367,288

Exchange-Traded Fund — 1.29%

iShares Russell 2000 Value Index Fund	1,500	69,795
Total Exchange-Traded Fund		69,795

Real Estate Investment Trust — 2.04%

Tanger Factory Outlet Centers	3,400	110,262
Total Real Estate Investment Trust		110,262
Total Securities Sold Short (Proceeds: $2,442,666)		$2,547,345
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 21

Schedule of Investments
Quaker Small-Cap Growth Tactical Allocation Fund
June 30, 2009

	Number	Fair
	of Shares	Value

Domestic Common Stocks — 39.54%

Communications — 1.86%
Telecommunications — 1.86%
Neutral Tandem, Inc.(a)	6,000	$177,120
Total Communications (Cost: $135,895)		177,120
Consumer, Cyclical — 13.97%
Auto Manufacturers — 1.77%
Force Protection, Inc.(a)	19,150	169,286
Auto Parts & Equipment — 2.43%
Spartan Motors, Inc.	20,470	231,925
Distribution & Wholesale — 2.58%
Core-Mark Holding Co., Inc.(a)	9,425	245,616
Retail — 7.19%
Aeropostale, Inc.(a)	6,100	209,047
Big Lots, Inc.(a)	7,500	157,725
Casey’s General Stores, Inc.	3,480	89,401
The Buckle, Inc.	7,200	228,744

		684,917
Total Consumer, Cyclical (Cost: $1,195,708)		1,331,744
Consumer, Non-cyclical — 4.92%
Commercial Services — 4.02%
K12, Inc.(a)	4,700	101,285
Lincoln Educational Services Corp.(a)	13,450	281,508

		382,793
Food — 0.90%
American Dairy, Inc.(a)	2,165	85,842
Total Consumer, Non-cyclical (Cost: $408,650)		468,635
Financial — 1.73%
Diversified Financial Services — 1.73%
GAMCO Investors, Inc.	3,400	164,900
Total Financial (Cost: $181,058)		164,900
Healthcare — 6.45%
Healthcare-Services — 2.76%
RehabCare Group, Inc.(a)	11,000	263,230
Pharmaceuticals — 3.69%
King Pharmaceuticals, Inc.(a)	18,700	180,081
Sepracor, Inc.(a)	9,900	171,468

		351,549
Total Healthcare (Cost: $535,623)		614,779
Technology — 10.61%
Computers — 3.32%
STEC, Inc.(a)	6,850	158,852
Syntel, Inc.	5,000	157,200

		316,052
Domestic Common Stocks (Continued)
Semiconductors — 1.07%
Intellon Corp.(a)	24,100	102,425
Software — 6.22%
Compuware Corp.(a)	26,000	178,360
DemandTec, Inc.(a)	9,600	84,480
Nuance Communications, Inc.(a)	14,100	170,469
Progress Software Corp.(a)	7,525	159,304

		592,613
Total Technology (Cost: $996,356)		1,011,090
Total Domestic Common Stocks (Cost $3,453,290)		3,768,268

Foreign Common Stocks — 16.28%
Argentina — 2.91%
Telecommunications — 2.91%
Telecom Argentina S.A. ADR(a)	21,600	277,128
Total Argentina (Cost: $225,101)		277,128
Canada — 5.32%
Mining — 3.82%
Gammon Gold, Inc.(a)	27,575	183,926
Northgate Minerals Corp.(a)	84,400	180,616

		364,542
Oil & Gas Services — 0.74%
CE Franklin Ltd.(a)	13,380	70,111
Software — 0.76%
The Descartes Systems Group, Inc.(a)	18,800	72,004
Total Canada (Cost: $513,274)		506,657
Chile — 1.58%
Beverages — 1.58%
Compania Cervecerias Unidas S.A. ADR	4,300	150,500
Total Chile (Cost: $147,976)		150,500
China — 3.87%
Advertising — 1.36%
China Mass Media Corp. ADR(a)	24,900	128,982
Internet — 2.51%
Perfect World Co. Ltd. ADR(a)	8,370	239,382
Total China (Cost: $305,463)		368,364
Israel — 1.01%
Internet — 1.01%
Answers Corp.(a)	12,000	96,720
Total Israel (Cost: $73,493)		96,720
22 | 2009 ANNUAL REPORT

Schedule of Investments
Quaker Small-Cap Growth Tactical Allocation Fund
June 30, 2009

	Number	Fair
	of Shares	Value

Foreign Common Stocks (Continued)

Netherlands — 1.59%
Biotechnology — 1.59%
Crucell NV ADR(a)	6,300	$151,578
Total Netherlands (Cost: $138,326)		151,578
Total Foreign Common Stocks (Cost $1,403,633)		1,550,947
Short-Term Investment — 29.77%
Time Deposit — 29.77%
Wells Fargo 0.03%, 07/01/2009	$2,836,923	2,836,923
Total Short-Term Investment (Cost $2,836,923)		2,836,923
Total Investments (Cost $7,693,846) — 85.59%		8,156,138
Other Assets in Excess of Liabilities, Net — 14.41%		1,373,388
Total Net Assets — 100.00%		$9,529,526
ADR American Depositary Receipt
(a)	Non-income producing security.
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 23

Schedule of Investments
Quaker Strategic Growth Fund
June 30, 2009

	Number	Fair
	of Shares	Value

Common Stocks — 83.72%

Basic Materials — 17.38%
Chemicals — 6.29%
Monsanto Co.	114,700	$8,526,798
Potash Corp. of Saskatchewan(a)	121,520	11,307,436
Praxair, Inc.	144,900	10,298,043
The Mosaic Co.	135,200	5,989,360

		36,121,637
Iron & Steel Production — 4.73%
Cliffs Natural Resources, Inc.	410,100	10,035,147
Nucor Corp.	262,400	11,658,432
United States Steel Corp.(a)	153,000	5,468,220

		27,161,799
Mining — 6.36%
BHP Billiton Ltd. ADR	141,100	7,722,403
Freeport-McMoRan Copper & Gold, Inc.(a)	264,800	13,269,128
Newmont Mining Corp.(a)	134,098	5,480,585
Xstrata PLC ADR	4,474,400	10,067,400

		36,539,516
Total Basic Materials (Cost: $99,930,968)		99,822,952
Communications — 8.05%
Internet — 2.55%
Google, Inc.(a)(b)	34,650	14,608,094
Media — 1.17%
DIRECTV Group, Inc.(a)(b)	272,600	6,735,946
Telecommunications — 4.33%
Cisco Systems, Inc.(b)	305,800	5,700,112
Nokia OYJ ADR(a)	514,000	7,494,120
Qualcomm Inc.	258,600	11,688,720

		24,882,952
Total Communications (Cost: $44,899,547)		46,226,992
Consumer, Cyclical — 1.05%
Auto Manufacturers — 1.05%
Ford Motor Co.(a)(b)	999,400	6,066,358
Total Consumer, Cyclical (Cost: $5,430,459)		6,066,358
Consumer, Non-cyclical — 3.06%
Agriculture — 2.03%
Bunge Ltd.(a)	194,200	11,700,550
Food — 1.03%
Kroger Co.	268,000	5,909,400
Total Consumer, Non-cyclical (Cost: $15,568,777)		17,609,950
Energy — 14.73%
Coal — 1.51%
Massey Energy Co.	442,600	8,648,404
Common Stocks (Continued)
Oil & Gas — 13.22%
Anadarko Petroleum Corp.	531,600	24,129,324
Hess Corp.	269,130	14,465,737
Suncor Energy, Inc.(a)	477,600	14,490,384
Total S.A. ADR	217,905	11,816,988
XTO Energy, Inc.	289,790	11,052,591

		75,955,024
Total Energy (Cost: $80,875,270)		84,603,428
Financial — 14.00%
Banks — 8.37%
Bank of America Corp.	892,400	11,779,680
Fifth Third Bancorp(a)	437,700	3,107,670
Goldman Sachs Group, Inc.(a)	79,100	11,662,504
Morgan Stanley	360,300	10,272,153
SunTrust Banks, Inc.	686,700	11,296,215

		48,118,222
Insurance — 5.63%
ACE Ltd.	327,500	14,485,325
Berkshire Hathaway, Inc.(b)	3,325	9,628,302
Protective Life Corp.(a)	215,100	2,460,744
Willis Group Holdings Ltd.	223,400	5,748,082

		32,322,453
Total Financial (Cost: $77,087,046)		80,440,675
Healthcare — 13.94%
Biotechnology — 6.09%
Amgen, Inc.(b)	338,400	17,914,896
Biogen Idec, Inc.(a)(b)	221,100	9,982,665
Gilead Sciences, Inc.(a)(b)	151,500	7,096,260

		34,993,821
Healthcare-Products — 2.05%
Medtronic, Inc.	338,100	11,796,309
Healthcare-Services — 1.38%
Aetna, Inc.	316,400	7,925,820
Pharmaceuticals — 4.42%
Abbott Laboratories	185,700	8,735,328
McKesson Corp.(a)	231,300	10,177,200
Mead Johnson Nutrition Co.(b)	203,400	6,462,018

		25,374,546
Total Healthcare (Cost: $77,811,803)		80,090,496
Industrial — 3.02%
Electronics — 0.82%
LG Display Co. Ltd. ADR(a)	378,800	4,731,212
Engineering & Construction — 2.20%
ABB Ltd. ADR	798,600	12,601,908
Total Industrial (Cost: $16,671,090)		17,333,120
24 | 2009 ANNUAL REPORT

Schedule of Investments
Quaker Strategic Growth Fund
June 30, 2009

	Number	Fair
	of Shares	Value

Common Stocks (Continued)

Technology — 8.49%
Computers — 5.99%
Apple, Inc.(b)	91,360	$13,012,405
Dell, Inc.(b)	818,300	11,235,259
Research In Motion Ltd.(b)	143,020	10,161,571

		34,409,235

Semiconductors — 0.57%
MEMC Electronic Materials, Inc.(b)	183,800	3,273,478

Software — 1.93%
Activision Blizzard, Inc.(b)	246,600	3,114,558
Oracle Corp.	371,300	7,953,246

		11,067,804

Total Technology (Cost: $45,627,804)		48,750,517

Total Common Stocks (Cost $463,902,765)		480,944,488

Real Estate Investment Trust — 1.13%
Annaly Capital Management, Inc.	427,904	6,478,467

Total Real Estate Investment Trust (Cost $6,600,721)		6,478,467

Short-Term Investments — 33.89%
Investment Trust — 22.87%
Invesco AIM Liquid Assets Portfolio, 0.530%(c)(d)	131,392,361	131,392,361

Time Deposit — 11.02%
Wells Fargo 0.03%, 07/01/2009	$63,282,281	63,282,281

Total Short-Term Investments (Cost $194,674,642)		194,674,642

Total Investments (Cost $665,178,128) — 118.74%		682,097,597

Liabilities in Excess of Other Assets, Net (18.74)%		(107,653,133)

Total Net Assets — 100.00%		$574,444,464

ADR American Depositary Receipt
(a)	All or a portion of the security out on loan.

(b)	Non-income producing security.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.

	Number	Fair
	of Contracts	Value

Call Options Written — 0.03%

Monsanto Co. Expiration: August, 2009 Exercise Price: $90.00	101	$2,525
Monsanto Co. Expiration: August, 2009 Exercise Price: $95.00	199	1,990
Protective Life Corp. Expiration: July, 2009 Exercise Price: $10.00	539	78,155
Qualcomm Inc. Expiration: August, 2009 Exercise Price: $50.00	357	22,491
Total S.A. Expiration: August, 2009 Exercise Price: $60.00	578	50,286
Total Options Written (Premiums Received $249,918)		$155,447
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 25

Schedule of Investments
Quaker Capital Opportunities Fund
June 30, 2009

	Number	Fair
	of Shares	Value

Common Stocks — 95.35%

Basic Materials — 6.94%
Chemicals — 6.94%
Air Products & Chemicals, Inc.	5,000	$322,950
Monsanto Co.	7,000	520,380

		843,330
Total Basic Materials (Cost: $801,078)		843,330
Communications — 9.30%
Internet — 5.21%
Google, Inc.(a)	1,500	632,385
Telecommunications — 4.09%
AT&T, Inc.	20,000	496,800
Total Communications (Cost: $1,078,948)		1,129,185
Consumer, Cyclical — 3.94%
Retail — 3.94%
CVS Caremark Corp.	15,000	478,050
Total Consumer, Cyclical (Cost: $430,850)		478,050
Consumer, Non-cyclical — 7.63%
Beverages — 4.14%
Diageo PLC ADR	3,500	200,375
PepsiCo, Inc.	5,500	302,280

		502,655
Cosmetics & Personal Care — 3.49%
Colgate-Palmolive Co.	6,000	424,440
Total Consumer, Non-cyclical (Cost: $890,585)		927,095
Energy — 18.01%
Oil & Gas — 18.01%
ConocoPhillips	8,000	336,480
Devon Energy Corp.	5,000	272,500
Exxon Mobil Corp.	3,500	244,685
Range Resources Corp.	13,500	559,035
Total S.A. ADR	9,000	488,070
XTO Energy, Inc.	7,500	286,050

		2,186,820
Total Energy (Cost: $2,436,244)		2,186,820
Financial — 4.83%
Banks — 4.83%
JPMorgan Chase & Co.	7,500	255,825
State Street Corp.	7,000	330,400

		586,225
Total Financial (Cost: $431,558)		586,225
Healthcare — 13.84%
Biotechnology — 9.78%
Gilead Sciences, Inc.(a)	12,000	562,080
Life Technologies Corp.	15,000	625,800

		1,187,880
Common Stocks (Continued)
Pharmaceuticals — 4.06%
Teva Pharmaceutical Industries Ltd. ADR	10,000	493,400
Total Healthcare (Cost: $1,344,584)		1,681,280
Industrial — 8.23%
Aerospace & Defense — 3.19%
General Dynamics Corp.	7,000	387,730
Electronics — 5.04%
Thermo Fisher Scientific, Inc.(a)	15,000	611,550
Total Industrial (Cost: $1,113,089)		999,280
Technology — 22.63%
Computers — 14.57%
Automatic Data Processing, Inc.	9,000	318,960
Hewlett-Packard Co.	6,500	251,225
International Business Machines Corp.	7,500	783,150
Microsoft Corp.	17,500	415,975

		1,769,310
Software — 8.06%
CA, Inc.	22,400	390,432
Oracle Corp.	27,500	589,050

		979,482
Total Technology (Cost: $2,625,475)		2,748,792
Total Common Stocks (Cost $11,152,411)		11,580,057

Short-Term Investment — 13.48%

Time Deposit — 13.48%
Wells Fargo 0.03%, 07/01/2009	$1,637,446	1,637,446
Total Short-Term Investment (Cost $1,637,446)		1,637,446
Total Investments (Cost $12,789,857) — 108.83%		13,217,503
Liabilities in Excess of Other Assets, Net (8.83)%		(1,072,470)
Total Net Assets — 100.00%		$12,145,033

ADR American Depositary Receipt
(a) Non-income producing security.
26 | 2009 ANNUAL REPORT

Schedule of Investments
Quaker Capital Opportunities Fund
June 30, 2009

	Number	Fair
	of Contracts	Value

Call Options Written — 8.91%
Air Products & Chemicals, Inc. Expiration: January, 2010 Exercise Price: $65.00	50	$31,500
AT&T, Inc. Expiration: January, 2010 Exercise Price: $25.00	200	31,000
Automatic Data Processing, Inc. Expiration: January, 2010 Exercise Price: $35.00	90	21,060
CA, Inc. Expiration: August, 2009 Exercise Price: $17.50	210	16,800
Colgate-Palmolive Co. Expiration: January, 2010 Exercise Price: $60.00	60	77,100
ConocoPhillips Expiration: January, 2010 Exercise Price: $45.00	80	23,200
CVS Caremark Corp. Expiration: January, 2010 Exercise Price: $30.00	150	58,500
Devon Energy Corp. Expiration: October, 2009 Exercise Price: $65.00	50	7,500
Exxon Mobil Corp. Expiration: January, 2010 Exercise Price: $70.00	35	18,200
General Dynamics Corp. Expiration: January, 2010 Exercise Price: $50.00	20	18,200
General Dynamics Corp. Expiration: January, 2010 Exercise Price: $60.00	50	16,000
Gilead Sciences, Inc. Expiration: January, 2010 Exercise Price: $45.00	120	67,200
Google, Inc. Expiration: January, 2010 Exercise Price: $440.00	15	52,095
Hewlett-Packard Co. Expiration: January, 2010 Exercise Price: $35.00	65	37,700
International Business Machines Corp. Expiration: January, 2010 Exercise Price: $110.00	20	11,400
International Business Machines Corp. Expiration: January, 2010 Exercise Price: $100.00	55	58,850
Life Technologies Corp. Expiration: January, 2011 Exercise Price: $35.00	100	119,000
Life Technologies Corp. Expiration: January, 2010 Exercise Price: $35.00	50	44,500
Microsoft Corp. Expiration: January, 2010 Exercise Price: $20.00	175	81,025
Monsanto Co. Expiration: January, 2010 Exercise Price: $90.00	40	14,000
Monsanto Co. Expiration: January, 2010 Exercise Price: $85.00	30	14,010
Oracle Corp. Expiration: January, 2010 Exercise Price: $20.00	200	58,000
Oracle Corp. Expiration: January, 2010 Exercise Price: $22.50	75	11,625
PepsiCo, Inc. Expiration: January, 2010 Exercise Price: $45.00	15	16,050
PepsiCo, Inc. Expiration: January, 2010 Exercise Price: $50.00	40	26,400
Range Resources Corp. Expiration: January, 2010 Exercise Price: $50.00	75	22,500
Range Resources Corp. Expiration: January, 2010 Exercise Price: $55.00	50	10,750
Thermo Fisher Scientific, Inc. Expiration: September, 2009 Exercise Price: $35.00	150	106,500
XTO Energy, Inc. Expiration: November, 2009 Exercise Price: $45.00	75	12,000

Total Options Written (Premiums Received $949,575)		$1,082,665

The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 27

Schedule of Investments
Quaker Mid-Cap Value Fund
June 30, 2009

	Number	Fair
	of Shares	Value

Common Stocks — 93.58%

Basic Materials — 6.11%
Chemicals — 3.81%
CF Industries Holdings, Inc.(a)	1,625	$120,477
FMC Corp.	2,000	94,600
Sigma-Aldrich Corp.	3,300	163,548

		378,625
Iron & Steel Production — 2.30%
Steel Dynamics, Inc.	15,460	227,726
Total Basic Materials (Cost: $517,179)		606,351
Communications — 3.09%
Advertising — 1.29%
Interpublic Group of Cos, Inc.(b)	25,425	128,396
Media — 1.80%
Scripps Networks Interactive, Inc.	6,430	178,947
Total Communications (Cost: $339,959)		307,343
Consumer, Cyclical — 9.21%
Apparel — 1.86%
VF Corp.(a)	3,350	185,422
Home Builders — 1.35%
Toll Brothers, Inc.(b)	7,895	133,978
Retail — 6.00%
Abercrombie & Fitch Co.	7,840	199,058
Darden Restaurants, Inc.	4,850	159,953
Tiffany & Co.	4,450	112,852
TJX Cos, Inc.(a)	3,935	123,795

		595,658
Total Consumer, Cyclical (Cost: $889,048)		915,058
Consumer, Non-cyclical — 8.44%
Agriculture — 2.01%
Bunge Ltd.	3,315	199,728
Commercial Services — 1.28%
Hewitt Associates, Inc.(b)	4,260	126,863
Food — 3.55%
ConAgra Foods, Inc.	9,795	186,693
SYSCO Corp.	7,405	166,464

		353,157
Household Products — 1.60%
Church & Dwight Co., Inc.	2,925	158,857
Total Consumer, Non-cyclical (Cost: $819,770)		838,605
Energy — 5.27%
Oil & Gas — 3.60%
Atwood Oceanics, Inc.(b)	5,395	134,390
Denbury Resources, Inc.(a)(b)	15,140	223,012

		357,402
Common Stocks (Continued)
Oil & Gas Services — 1.67%
Smith International, Inc.(a)	6,445	165,959
Total Energy (Cost: $506,303)		523,361
Financial — 23.37%
Banks — 8.19%
Comerica, Inc.(a)	9,320	197,118
Keycorp	40,045	209,836
PNC Financial Services Group, Inc.(a)	5,265	204,335
UMB Financial Corp.(a)	5,325	202,403

		813,692
Diversified Financial Services — 7.28%
Ameriprise Financial, Inc.	7,320	177,656
Discover Financial Services	15,745	161,701
Invesco Ltd.	9,490	169,112
Raymond James Financial, Inc.(a)	12,440	214,092

		722,561
Insurance — 7.90%
Everest Re Group Ltd.(a)	1,580	113,081
Reinsurance Group of America, Inc.	5,550	193,750
The Hanover Insurance Group, Inc.	4,035	153,774
Unum Group	10,130	160,662
White Mountains Insurance Group Ltd.	715	163,671

		784,938
Total Financial (Cost: $2,478,712)		2,321,191
Healthcare — 10.39%
Healthcare-Products — 3.30%
Patterson Cos., Inc.(a)(b)	8,210	178,157
Zimmer Holdings, Inc.(b)	3,510	149,526

		327,683
Healthcare-Services — 2.28%
Laboratory Corp. of America Holdings(b)	3,345	226,758
Pharmaceuticals — 4.81%
Cephalon, Inc.(b)	4,120	233,398
Forest Laboratories, Inc.(b)	9,710	243,818

		477,216
Total Healthcare (Cost: $1,074,700)		1,031,657
Industrial — 7.26%
Aerospace & Defense — 1.61%
L-3 Communications Holdings, Inc.	2,310	160,268
Electronics — 3.73%
Trimble Navigation Ltd.(b)	10,170	199,637
Waters Corp.(b)	3,310	170,366

		370,003
28 | 2009 ANNUAL REPORT

Schedule of Investments
Quaker Mid-Cap Value Fund
June 30, 2009

	Number	Fair
	of Shares	Value

Common Stocks (Continued)

Transportation — 1.92%
Norfolk Southern Corp.	5,055	$190,422
Total Industrial (Cost: $681,947)		720,693
Technology — 7.81%
Office & Business Equipment — 2.02%
Pitney Bowes, Inc.	9,150	200,659
Semiconductors — 2.17%
Micron Technology, Inc.(a)(b)	42,515	215,126
Software — 3.62%
Check Point Software Technologies(b)	4,955	116,294
Intuit, Inc.(a)(b)	8,630	243,021

		359,315
Total Technology (Cost: $656,427)		775,100
Utilities — 12.63%
Electric — 10.41%
DPL, Inc.	11,630	269,467
MDU Resources Group, Inc.(a)	5,455	103,481
Pepco Holdings, Inc.	14,340	192,730
PG&E Corp.(a)	3,455	132,810
SCANA Corp.	3,695	119,977
Xcel Energy, Inc.(a)	11,685	215,121

		1,033,586
Gas — 2.22%
Centerpoint Energy, Inc.	19,915	220,658
Total Utilities (Cost: $1,375,568)		1,254,244
Total Common Stocks (Cost $9,339,613)		9,293,603

Real Estate Investment Trusts — 3.99%
Health Care REIT, Inc.(a)	4,210	143,562
Host Hotels & Resorts, Inc.(a)	15,950	133,820
ProLogis(a)	14,795	119,248

		396,630
Total Real Estate Investment Trusts (Cost $428,334)		396,630
Short-Term Investments — 32.68%
Investment Trust — 30.25%
Invesco AIM Liquid Assets Portfolio, 0.530%(c)(d)	3,004,454	$3,004,454
Time Deposit — 2.43%
Citibank 0.03%, 07/01/2009	$240,779	240,778
Total Short-Term Investments (Cost $3,245,232)		3,245,232
Total Investments (Cost $13,013,179) — 130.25%		12,935,465
Liabilities in Excess of Other Assets, Net (30.25)%		(3,004,408)
Total Net Assets — 100.00%		$9,931,057

(a)	All or a portion of the security out on loan.

(b)	Non-income producing security.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 29

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2009

	Number	Fair
	of Shares	Value

Common Stocks — 98.11%

Basic Materials — 3.68%
Chemicals — 2.52%
Lubrizol Corp.	18,600	$879,966
NewMarket Corp.	9,600	646,368
OM Group, Inc.(a)	19,900	577,498

		2,103,832
Iron & Steel Production — 0.76%
Carpenter Technology Corp.	30,600	636,786
Mining — 0.40%
Kaiser Aluminum Corp.	9,400	337,554
Total Basic Materials (Cost: $2,481,532)		3,078,172
Communications — 8.90%
Internet — 4.17%
Earthlink, Inc.(a)(b)	87,700	649,857
j2 Global Communications, Inc.	30,900	697,104
LoopNet, Inc.(a)	16,100	124,775
NetFlix, Inc.(a)(b)	18,800	777,192
S1 Corp.(a)	38,100	262,890
TIBCO Software, Inc.(a)	50,000	358,500
Valueclick, Inc.(a)	58,900	619,628

		3,489,946
Telecommunications — 4.73%
3Com Corp.(a)	80,600	379,626
ADC Telecommunications, Inc.	44,200	351,832
Arris Group, Inc.(a)	63,000	766,080
Netgear, Inc.(a)	22,200	319,902
NeuStar, Inc.(a)	36,000	797,760
NTELOS Holdings Corp.	31,200	574,704
Plantronics, Inc.	24,400	461,404
USA Mobility, Inc.	23,700	302,412

		3,953,720
Total Communications (Cost: $7,826,413)		7,443,666
Consumer, Cyclical — 14.98%
Airlines — 0.71%
Republic Airways Holdings, Inc.(a)	57,200	373,516
Skywest, Inc.(b)	22,000	224,400

		597,916
Apparel — 1.63%
Deckers Outdoor Corp.(a)	6,600	463,782
Steven Madden Ltd.(a)	22,900	582,805
Timberland Co.(a)	23,900	317,153

		1,363,740
Auto Parts & Equipment — 0.90%
ATC Technology Corp.	33,700	488,650
WABCO Holdings, Inc.	14,700	260,190

		748,840
Common Stocks — (Continued)
Distribution & Wholesale — 2.64%
Houston Wire & Cable Co.	28,800	343,008
Ingram Micro, Inc.(a)	39,600	693,000
Tech Data Corp.(a)	19,200	628,032
WESCO International, Inc.(a)	21,800	545,872

		2,209,912
Home Furnishings — 0.43%
Tempur-Pedic International, Inc.	27,600	360,732
Leisure Time — 0.59%
WMS Industries, Inc.(a)	15,600	491,556
Office Furnishings — 0.43%
Knoll, Inc.	47,700	361,566
Retail — 7.65%
Aeropostale, Inc.(a)	17,000	582,590
AnnTaylor Stores Corp.(a)	60,400	481,992
BJ’s Wholesale Club, Inc.(a)	8,400	270,732
California Pizza Kitchen, Inc.(a)	39,000	518,310
Cato Corp.	19,800	345,312
CEC Entertainment, Inc.(a)(b)	12,900	380,292
Charlotte Russe Holding, Inc.(a)	51,000	656,880
Chipotle Mexican Grill, Inc.(a)(b)	4,200	336,000
Ezcorp, Inc.(a)	33,700	363,286
First Cash Financial Services, Inc.(a)	37,900	664,008
PF Chang’s China Bistro, Inc.(a)(b)	22,400	718,144
Texas Roadhouse, Inc.(a)(b)	29,900	326,209
The Cheesecake Factory, Inc.(a)	18,900	326,970
The Pantry, Inc.(a)	25,800	428,280

		6,399,005
Total Consumer, Cyclical (Cost: $13,129,289)		12,533,267
Consumer, Non-cyclical — 12.18%
Agriculture — 0.40%
The Andersons, Inc.	11,300	338,322
Beverages — 0.40%
Peet’s Coffee & Tea, Inc.(a)	13,100	330,120
Commercial Services — 9.16%
AerCap Holdings NV(a)	27,500	198,550
AMN Healthcare Services, Inc.(a)	40,500	258,390
Capella Education Co.(a)	7,500	449,625
Consolidated Graphics, Inc.(a)(b)	23,700	412,854
Corporate Executive Board Co.	28,800	597,888
Dollar Financial Corp.(a)(b)	31,900	439,901
DynCorp International, Inc.(a)	39,600	664,884
H&E Equipment Services, Inc.(a)	12,400	115,940
Hewitt Associates, Inc.(a)	23,900	711,742
Kenexa Corp.(a)	45,600	527,592
PHH Corp.(a)	38,800	705,384
30 | 2009 ANNUAL REPORT

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2009

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Commercial Services (Continued)
Rent-A-Center, Inc.(a)	19,400	$345,902
Steiner Leisure Ltd.(a)	20,700	631,971
TeleTech Holdings, Inc.(a)	24,800	375,720
VistaPrint Ltd.(a)(b)	12,400	528,860
Wright Express Corp.(a)	27,200	692,784

		7,657,987
Food — 1.71%
Lancaster Colony Corp.	16,100	709,527
Nash Finch Co.	13,300	359,898
SUPERVALU, Inc.	28,100	363,895

		1,433,320
Household Products — 0.51%
Helen of Troy Ltd.(a)	25,500	428,145
Total Consumer, Non-cyclical (Cost: $10,498,430)		10,187,894
Energy — 5.02%
Oil & Gas — 3.95%
Frontier Oil Corp.	44,500	583,395
Hercules Offshore, Inc.(a)(b)	98,100	389,457
Holly Corp.	31,100	559,178
Patterson-UTI Energy, Inc.	47,200	606,992
SEACOR Holdings, Inc.(a)	7,600	571,824
Sunoco, Inc.	13,200	306,240
Western Refining, Inc.(a)(b)	40,400	285,224

		3,302,310
Oil & Gas Services — 0.74%
Exterran Holdings, Inc.(a)(b)	38,900	623,956
Pipelines — 0.33%
Oneok, Inc.	9,300	274,257
Total Energy (Cost: $5,192,243)		4,200,523
Financial — 15.15%
Banks — 3.37%
Banco Latinoamericano de Exportaciones S.A.	41,900	520,817
Bank of the Ozarks, Inc.	15,700	339,591
City Holding Co.	13,300	403,788
Oriental Financial Group, Inc.	42,000	407,400
Park National Corp.(b)	10,200	576,096
Trustmark Corp.(b)	29,500	569,940

		2,817,632
Diversified Financial Services — 3.32%
Investment Technology Group, Inc.(a)	21,900	446,541
Knight Capital Group, Inc.(a)	30,900	526,845
optionsXpress Holdings,Inc.	37,200	577,716
SWS Group, Inc.	32,400	452,628
TradeStation Group, Inc.(a)	39,400	333,324
World Acceptance Corp.(a)(b)	22,100	440,011

		2,777,065
Common Stocks (Continued)
Insurance — 7.45%
American Physicians Capital, Inc.	8,500	332,860
Amerisafe, Inc.(a)	21,900	340,764
Endurance Specialty Holdings Ltd.	11,900	348,670
FPIC Insurance Group, Inc.(a)	8,700	266,394
Horace Mann Educators Corp.	61,000	608,170
Infinity Property & Casualty Corp.	15,100	550,546
Life Partners Holdings, Inc.(b)	40,800	578,544
Platinum Underwriters Holdings Ltd.	25,100	717,609
RLI Corp.	9,300	416,640
Safety Insurance Group, Inc.	18,600	568,416
StanCorp Financial Group, Inc.	16,800	481,824
The Hanover Insurance Group, Inc.	18,600	708,846
WR Berkley Corp.	14,700	315,609

		6,234,892
Savings & Loans — 1.01%
NewAlliance Bancshares, Inc.	38,300	440,450
Provident Financial Services, Inc.	44,000	400,400

		840,850
Total Financial (Cost: $15,577,441)		12,670,439
Healthcare — 13.28%
Biotechnology — 1.46%
Alexion Pharmaceuticals, Inc.(a)	8,500	349,520
Emergent Biosolutions, Inc.(a)	27,300	391,209
Myriad Genetics, Inc.(a)	13,500	481,275

		1,222,004
Healthcare-Products — 3.31%
Invacare Corp.(b)	25,000	441,250
Orthofix International NV(a)	20,200	505,202
ResMed, Inc.(a)	6,700	272,891
Somanetics Corp.(a)	17,300	285,623
STERIS Corp.(b)	26,100	680,688
SurModics, Inc.(a)	25,900	586,117

		2,771,771
Healthcare-Services — 4.58%
AMERIGROUP Corp.(a)(b)	22,800	612,180
Health Net, Inc.(a)	51,700	803,935
Inventiv Health, Inc.(a)	25,100	339,603
Kindred Healthcare, Inc.(a)	17,700	218,949
LHC Group, Inc.(a)	9,600	213,216
Lincare Holdings, Inc.(a)(b)	25,800	606,816
Magellan Health Services, Inc.(a)	15,200	498,864
RehabCare Group, Inc.(a)	22,300	533,639

		3,827,202
Pharmaceuticals — 3.93%
Biovail Corp.(b)	45,200	607,940
Endo Pharmaceuticals Holdings, Inc.(a)	29,500	528,640
Herbalife Ltd.	22,900	722,266
Myriad Pharmaceuticals, Inc.(a)	5,050	23,482
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 31

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2009

	Number	Fair
	of Shares	Value

Common Stocks (Continued)

Pharmaceuticals (Continued)
Omnicare, Inc.(b)	23,800	$613,088
Par Pharmaceutical Cos, Inc.(a)	24,100	365,115
PharMerica Corp.(a)(b)	21,700	425,971

		3,286,502
Total Healthcare (Cost: $11,729,010)		11,107,479
Industrial — 10.59%
Aerospace & Defense — 1.60%
Cubic Corp.	12,000	429,480
Ducommun, Inc.	16,600	311,914
Triumph Group, Inc.(b)	14,900	596,000

		1,337,394
Building Materials — 1.80%
AAON, Inc.	18,000	358,560
Apogee Enterprises, Inc.	46,800	575,640
Lennox International, Inc.	17,700	568,347

		1,502,547
Electronics — 2.82%
Avnet, Inc.(a)	18,600	391,158
Dionex Corp.(a)	9,400	573,682
Flextronics International Ltd.(a)	85,200	350,172
Multi-Fineline Electronix, Inc.(a)	11,300	241,820
Varian, Inc.(a)	20,400	804,372

		2,361,204
Engineering & Construction — 0.87%
Dycom Industries, Inc.(a)	54,400	602,208
Michael Baker Corp.	3,000	127,080

		729,288
Machinery-Diversified — 0.62%
Chart Industries, Inc.(a)	15,600	283,608
Gardner Denver, Inc.(a)	9,400	236,598

		520,206
Metal Fabricate & Hardware — 0.37%
LB Foster Co.(a)	10,200	306,714
Miscellaneous Manufacturing — 0.45%
LSB Industries, Inc.(a)	23,600	381,612
Transportation — 2.06%
American Commercial Lines, Inc.	16,800	260,064
Diana Shipping, Inc.(b)	42,800	570,096
Genco Shipping & Trading Ltd.(b)	23,200	503,904
Tsakos Energy Navigation Ltd.(b)	24,100	388,974

		1,723,038
Total Industrial (Cost: $9,649,712)		8,862,003
Common Stocks (Continued)
Technology — 9.98%
Computers — 1.49%
Insight Enterprises, Inc.(a)	17,600	$170,016
Lexmark International, Inc.(a)	42,100	667,285
MicroStrategy, Inc.(a)	8,200	411,804

		1,249,105
Semiconductors — 4.23%
Amkor Technology, Inc.(a)	85,000	402,050
Cirrus Logic, Inc.(a)	71,000	319,500
Intersil Corp.	28,200	354,474
QLogic Corp.(a)	45,700	579,476
Sigma Designs, Inc.(a)(b)	16,300	261,452
Silicon Laboratories, Inc.(a)(b)	19,800	751,212
Tessera Technologies, Inc.(a)	16,600	419,814
Zoran Corp.(a)	41,100	447,990

		3,535,968
Software — 4.26%
Acxiom Corp.	37,600	332,008
Compuware Corp.(a)	48,400	332,024
Progress Software Corp.(a)	33,700	713,429
Quest Software, Inc.(a)	23,800	331,772
Sybase, Inc.(a)(b)	22,800	714,552
Synchronoss Technologies, Inc.(a)	26,200	321,474
SYNNEX Corp.(a)(b)	19,700	492,303
VeriFone Holdings, Inc.(a)	43,000	322,930

		3,560,492
Total Technology (Cost: $8,261,895)		8,345,565
Utilities — 4.35%
Electric — 2.65%
Alliant Energy Corp.	22,900	598,377
El Paso Electric Co.(a)	24,300	339,228
NorthWestern Corp.	8,800	200,288
NV Energy, Inc.	45,900	495,261
OGE Energy Corp.	6,800	192,576
Pike Electric Corp.(a)	32,000	385,600

		2,211,330
Gas — 1.70%
Energen Corp.	17,800	710,220
National Fuel Gas Co.(b)	19,800	714,384
		1,424,604
Total Utilities (Cost: $3,921,208)		3,635,934
Total Common Stocks (Cost $88,267,174)		82,064,942
32 | 2009 ANNUAL REPORT

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2009

	Number	Fair
	of Shares	Value

Real Estate Investment Trust — 0.80%

PS Business Parks, Inc.	13,900	$673,317

Total Real Estate Investment Trust (Cost $646,185)		673,317

Short-Term Investments — 20.88%
Investment Trust — 19.72%
Invesco AIM Liquid Assets Portfolio, 0.530%(c)(d)	16,496,586	16,496,586

Time Deposit — 1.16%
Wells Fargo 0.03%, 07/01/2009	$968,559	968,559

Total Short-Term Investments (Cost $17,465,145)		17,465,145

Total Investments (Cost $106,378,504) — 119.79%		100,203,404

Liabilities in Excess of Other Assets, Net (19.79%)		(16,556,992)

Total Net Assets — 100.00%		$83,646,411

(a)	Non-income producing security.

(b)	All or a portion of the security out on loan.

(c)	Represents investment of collateral received from securities lending transactions.

(d)	The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 33

Statements of Assets and Liabilities
June 30, 2009

	Tactical Allocation Funds
	Quaker	Quaker	Quaker Small-Cap	Quaker
	Global Tactical	Long-Short Tactical	Growth Tactical	Strategic
	Allocation Fund	Allocation Fund*	Allocation Fund**	Growth Fund

ASSETS:
Investments, at value	$31,348,031	$3,960,142	$8,156,138	$682,097,597
Cash	204,419	107,308	—	5,152,420
Deposits with brokers for securities sold short	1,433,663	3,851,156	—	32,110,652
Receivables:
Dividends and interest	18,184	5,651	300	662,931
Capital shares sold	10,359	233,567	44,287	909,204
Investment securities sold	4,040,885	—	1,550,548	11,094,390
Security lending income	1,569	—	—	23,954
Prepaid expenses and other assets	8,665	13,771	1,813	177,492

Total assets	37,065,775	8,171,595	9,753,086	732,228,640

LIABILITIES:
Call options written, at value	3,645	—	—	155,447
Securities sold short, at value	—	2,547,345	—	—
Payables:
Due to advisor (Note 3)	29,991	4,211	7,398	641,767
Capital shares redeemed	271,917	783	47,591	4,699,878
Upon return of securities loaned	6,251,824	—	—	131,392,361
Investment securities purchased	2,470,256	190,079	157,889	20,399,675
Dividends on securities sold short	—	695	—	—
Distributions fees	13,263	604	4,798	172,912
Trustee expenses	2,350	360	270	63,269
Accrued expenses	30,245	16,998	5,614	258,867

Total liabilities	9,073,491	2,761,075	223,560	157,784,176

NET ASSETS	$27,992,284	$5,410,520	$9,529,526	$574,444,464

NET ASSETS CONSIST OF:
Paid-in capital	$49,445,204	$6,963,499	$8,512,386	$1,148,845,099
Accumulated net realized gain (loss) on investments	(21,941,323)	(1,461,288)	554,848	(591,414,575)
Accumulated net investment gain (loss)	—	—	—	—
Net unrealized appreciation (depreciation) on investments	488,403	(91,691)	462,292	17,013,940

Total Net Assets	$27,992,284	$5,410,520	$9,529,526	$574,444,464

Total Investments, at Cost	$26,493,692	$(145,861)	$4,856,923	$601,645,928

Proceeds from Securities Sold Short	—	2,442,666	—	—
Class A shares:
Net Assets	$16,380,412	$5,014,261	$3,727,771	$436,015,483

Shares of Beneficial interest outstanding(1)	3,050,295	487,685	369,461	35,375,396

Net Asset Value per share and redemption price per share(2)	$5.37	$10.28	$10.09	$12.33

Offering price per share (100 ÷ 94.50 X net asset value per share)	$5.68	$10.88	$10.68	$13.05

Class B shares:
Net Assets	$—	$—	$—	$140,444

Shares of Beneficial interest outstanding(1)	—	—	—	12,376

Net Asset Value per share and redemption price per share(2)	$—	$—	$—	$11.35

Class C shares:
Net Assets	$11,385,912	$132,361	$5,081,252	$92,152,229

Shares of Beneficial interest outstanding(1)	2,139,513	12,877	506,070	8,148,660

Net Asset Value per share and redemption price per share(2)	$5.32	$10.28	$10.04	$11.31

Institutional Class shares:
Net Assets	$225,960	$263,898	$720,503	$46,136,308

Shares of Beneficial interest outstanding(1)	37,160	25,662	71,126	3,647,067

Net Asset Value per share and redemption price per share(2)	$6.08	$10.28	$10.13	$12.65

(1)	Unlimited number of shares of beneficial interest with a $0.01 par value, authorized.

(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

*	Financial Statement data for this Fund reflects the period October 1, 2008 to June 30, 2009.

**	Financial Statement data for this Fund reflects the period September 30, 2008 to June 30, 2009.
34 | 2009 ANNUAL REPORT

Traditional Funds
Quaker Capital	Quaker Mid-Cap	Quaker Small-Cap
Opportunities Fund	Value Fund	Value Fund

$13,217,503	$12,935,465	$100,203,404
—	—	—
—	—	—
13,477	15,375	46,398
17,486	4,071	150,008
—	—	1,776,017
—	705	9,539
2,739	4,044	20,307

13,251,205	12,959,660	102,205,673

1,082,665	—	—
—	—	—
9,249	8,767	78,119
—	1,388	178,998
—	3,004,454	16,496,586
—	—	1,754,559
—	—	—
5,085	3,744	6,492
817	1,044	5,755
8,356	9,206	38,753

1,106,172	3,028,603	18,559,262

$12,145,033	$9,931,057	$83,646,411

$13,997,192	$23,390,714	$124,148,078
(2,146,715)	(13,381,942)	(34,385,121)
—	—	58,555
294,556	(77,715)	(6,175,101)

$12,145,033	$9,931,057	$83,646,411

$10,202,836	$9,767,947	$88,913,359

—	—	—
$7,979,383	$6,967,474	$20,209,590

1,082,479	742,304	2,040,754

$7.37	$9.39	$9.90

$7.80	$9.94	$10.48

$96,370	$108,394	$74,020

13,817	12,373	8,252

$6.97	$8.76	$8.97

$4,059,985	$2,628,656	$2,688,175

582,324	305,392	311,760

$6.97	$8.61	$8.62

$9,295	$226,533	$60,674,626

1,260	23,348	5,923,325

$7.37	$9.70	$10.24

The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 35

Statements of Operations
For the Fiscal Year Ended June 30, 2009

	Tactical Allocation Funds
	Quaker	Quaker	Quaker Small-Cap	Quaker
	Global Tactical	Long-Short Tactical	Growth Tactical	Strategic
	Allocation Fund	Allocation Fund*	Allocation Fund**	Growth Fund

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes)	$384,730	$47,397	$18,587	$9,200,264
Interest	54,276	—	524	1,983,263
Security lending income	34,162	—	—	660,886

Total Income	473,168	47,397	19,111	11,844,413

Expenses:
Investment advisory fees (Note 3)	390,314	51,577	36,799	10,741,112
Fund administration, accounting, and transfer agent fees (Note 3)	50,880	16,825	15,579	1,025,238
Custody fees	137,163	18,906	22,938	216,540
Trustee fees and meeting expenses	12,016	10,745	1,730	296,220
Legal fees	1,199	18,501	1,088	35,929
Audit fees	3,726	(4,142)	1,147	122,877
Distribution fee — Class A	49,549	594	3,000	1,614,604
Distribution fee — Class B	—	—	—	6,824
Distribution fee — Class C	110,610	11	20,889	1,233,846
Officers’compensation fees	6,946	263	801	177,356
Registration and filing expenses	5,698	21,861	186	378,114
Printing expenses	24,009	1,496	2,838	329,849
Dividends on securities sold short	4,314	12,684	—	90,867
Other operating expenses	25,501	3,948	3,521	133,910

Total expenses	821,925	153,269	110,516	16,403,286

Less:
Investment advisory fees waived & reimbursed (Note 3)	—	—	—	—
Net expenses	821,925	153,269	110,516	16,403,286

Net investment income (loss)	(348,757)	(105,872)	(91,405)	(4,558,873)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) from investments, (excluding short securities)	(21,616,455)	(115,882)	646,253	(592,803,710)
Net realized gain (loss) from short securities	(188,132)	(136,412)	—	852,640
Net realized gain from written options	127,493	—	—	4,573,743
Net realized gain from foreign currency transactions	—	1,596	—	—
Net unrealized appreciation (depreciation) on investments (excluding short securities)	161,903	410,203	462,292	(180,897,660)
Net unrealized appreciation (depreciation) on short securities	—	46,268	—	—
Net unrealized appreciation (depreciation) on written options	1,232	—	—	94,471

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(21,513,959)	205,773	1,108,545	(768,180,516)

Net increase (decrease) in net assets resulting from operations	$(21,862,716)	$99,901	$1,017,140	$(772,739,389)

Foreign withholding taxes on dividends	$(11,571)	$—	$—	$(120,115)

*	Financial Statement data for this Fund reflects the period October 1, 2008 to June 30, 2009.

**	Financial Statement data for this Fund reflects the period September 30, 2008 to June 30, 2009.
36 | 2009 ANNUAL REPORT

Traditional Funds
Quaker Capital	Quaker Mid-Cap	Quaker Small-Cap
Opportunities Fund	Value Fund	Value Fund

$217,734	$233,879	$1,172,695
3,817	2,658	7,751
2,181	42,129	170,933

223,732	278,666	1,351,379

99,230	142,432	963,054
20,049	23,348	105,616
27,130	25,807	44,535
3,253	4,313	26,482
424	609	2,950
1,879	—	14,548
16,422	24,059	54,473
1,340	2,080	1,253
40,235	34,274	32,276
2,114	3,517	16,799
4,166	13,464	20,824
11,028	14,332	63,936
—	—	—
4,272	3,747	13,827

231,542	291,982	1,360,573

—	2,685	67,753
231,542	289,297	1,292,820

(7,810)	(10,631)	58,559

(1,981,302)	(7,848,585)	(27,943,049)
—	—	—
9,285	—	—
—	—	—
(27,269)	(85,491)	(4,132,451)
—	—	—
(133,090)	—	—

(2,132,376)	(7,934,076)	(32,075,500)

$(2,140,186)	$(7,944,707)	$(32,016,941)

$(5,768)	$(293)	$(8,283)

The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 37

Statements of Changes in Net Assets
For the Fiscal Year Ended June 30, 2009

	Tactical Allocation Funds
	Quaker	Quaker	Quaker Small-Cap	Quaker
	Global Tactical	Long-Short Tactical	Growth Tactical	Strategic
	Allocation Fund	Allocation Fund*	Allocation Fund**	Growth Fund

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment gain (loss)	$(348,757)	$(105,872)	$(91,405)	$(4,558,873)
Net realized gain (loss) from investment transactions and foreign currency transactions	(21,677,094)	(250,698)	646,253	(587,377,327)
Change in net unrealized appreciation (depreciation) on investments	163,135	456,471	462,292	(180,803,189)

Net increase (decrease) in net assets resulting from operations	(21,862,716)	99,901	1,017,140	(772,739,389)

Distributions to shareholders from
Net realized capital gain — Class A	—	—	—	(72,873,708)
Net realized capital gain — Class B	—	—	—	(57,779)
Net realized capital gain — Class C	—	—	—	(15,343,584)
Net realized capital gain — Class I	—	—	—	(5,486,553)

Total Distributions	—	—	—	(93,761,624)

Capital share transactions
Increase (Decrease) in net assets from fund share transactions (Note 9)	8,743,970	942,463	8,512,386	(149,827,659)

Total increase (decrease) in net assets	(13,118,746)	1,042,364	9,529,526	(1,016,328,672)

NET ASSETS
Beginning of period	41,111,030	4,368,156	—	1,590,773,136

End of period	$27,992,284	$5,410,520	$9,529,526	$574,444,464

Accumulated net investment gain (loss), at end of period	$(348,757)	$(105,872)	$(91,405)	$(4,558,873)

For the Fiscal Year Ended June 30, 2008
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(71,990)	$(190,386)	$—	$(4,407,347)
Net realized gain (loss) from investment transactions and foreign currency transactions	(264,229)	(593,321)	—	103,555,207
Net realized gain from securities sold short	—	(386,108)	—	642,096
Change in net unrealized appreciation (depreciation) on investments	325,267	(553,211)	—	105,303,085

Net increase (decrease) in net assets resulting from operations	(10,952)	(1,723,026)	—	205,093,041

Distributions to shareholders from
Net realized capital gain — Class A	—	—	—	(67,714,263)
Net realized capital gain — Class B	—	—	—	(1,428,000)
Net realized capital gain — Class C	—	—	—	(12,971,793)
Net realized capital gain — Class I	—	—	—	(2,185,702)
Return of capital — Class A	—	—	—	—
Return of capital — Class B	—	—	—	—
Return of capital — Class C	—	—	—	—

Total Distributions	—	—	—	(84,299,758)

Capital share transactions
Increase (decrease) in net assets from fund share transactions (Note 10)	41,121,982	2,421,870	—	702,673,915

Total increase (decrease) in net assets	41,111,030	698,844	—	823,467,198

NET ASSETS
Beginning of period	—	3,669,312	—	767,305,938

End of period	$41,111,030	$4,368,156	$—	$1,590,773,136

Accumulated net investment gain, at end of period	$—	$—	$—	$—

*	Financial Statement data for this Fund reflects the period October 1, 2008 to June 30, 2009.

**	Financial Statement data for this Fund reflects the period September 30, 2008 to June 30, 2009.
38 | 2009 ANNUAL REPORT

Traditional Funds
Quaker Capital	Quaker Mid-Cap	Quaker Small-Cap
Opportunities Fund	Value Fund	Value Fund

$(7,810)	$(10,631)	$58,559

(1,972,017)	(7,848,585)	(27,943,049)
(160,359)	(85,491)	(4,132,451)

(2,140,186)	(7,944,707)	(32,016,941)

(3,723)	—	(17,758)
(83)	—	(105)
(2,922)	—	(3,000)
—	—	(45,050)

(6,728)	—	(65,913)

1,642,283	(6,022,240)	59,507,750

(504,631)	(13,966,947)	27,424,896

12,649,664	23,898,004	56,221,515

$12,145,033	$9,931,057	$83,646,411

$(7,810)	$(10,631)	$58,559

$(65,274)	$(461,704)	$(310,800)
612,920	(5,389,979)	(3,347,651)
—	—	—
(987,589)	(16,379,274)	(12,130,653)

(439,943)	(22,230,957)	(15,789,104)

(1,226,105)	(5,313,611)	(6,162,955)
(68,366)	(42,910)	(103,203)
(1,094,572)	(454,807)	(1,833,492)
—	(64,360)	(4,724,536)
(48,738)	—	—
(2,717)	—	—
(43,510)	—	—

(2,484,008)	(5,875,688)	(12,824,186)

(1,488,021)	(102,825,159)	(6,549,245)

(4,411,972)	(130,931,804)	(35,162,535)

17,061,636	154,829,808	91,384,050

$12,649,664	$23,898,004	$56,221,515

$—	$—	$—

The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 39

Financial Highlights
Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Class A
		For the period May 1,
	Year	2008 (Commencement
	Ended	of Operations) to
	June 30,	June 30,
	2009	2008

Net asset value, beginning of period	$10.19	$10.00

Income from investment operations
Net investment loss(1)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	(4.77)	0.21

Total from investment operations	(4.82)	0.19

Net asset value, end of period	$5.37	$10.19

Total Return(2)	(47.30)%	1.90	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$16,380	$27,109
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.38%	2.01	%**
After expense reimbursement and waived fees	2.38%	2.01	%**
Ratio of net investment loss to average net assets	(0.85)%	(1.20	)%**
Portfolio turnover rate	760.99%	29.39	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
40 | 2009 ANNUAL REPORT

	Class C
		For the period May 1,
	Year	2008 (Commencement
	Ended	of Operations) to
	June 30,	June 30,
	2009	2008

Net asset value, beginning of period	$10.17	$10.00

Income from investment operations
Net investment loss(1)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	(4.76)	0.20

Total from investment operations	(4.85)	0.17

Net asset value, end of period	$5.32	$10.17

Total Return(2)	(47.69)%	1.70	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$11,386	$14,002
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	3.13%	2.76	%**
After expense reimbursement and waived fees	3.13%	2.76	%**
Ratio of net investment loss to average net assets	(1.60)%	(1.95	)%**
Portfolio turnover rate	760.99%	29.39	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 41

Financial Highlights
Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the
	period July 23, 2008
	(Commencement of
	Operations) to
	June 30, 2009

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment loss(1)	(0.05)
Net realized and unrealized loss on investments	(3.87)

Total from investment operations	(3.92)

Net asset value, end of period	$6.08

Total Return(2)	(39.20	)%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$226
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.23	%**
After expense reimbursement and waived fees	2.23	%**
Ratio of net investment loss to average net assets	(0.74	)%**
Portfolio turnover rate	760.99	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
42 | 2009 ANNUAL REPORT

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Financial Highlights
Quaker Long-Short Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Class A
	For the
	period		Year	Year	Year	Year
	October 1, 2008 to		Ended	Ended	Ended	Ended
	June 30,		September 30,	September 30,	September 30,	September 30,
	2009		2008	2007	2006	2005

Net asset value, beginning of period	$9.47		$10.86	$10.66	$12.20	$11.60

Income From investment Operations
Net investment loss(1)	(0.28)		(0.26)	(0.27)	(0.21)	(0.26)
Net realized and unrealized gain (loss) on investments	1.09		(1.13)	0.69	0.01	1.41

Total from investment operations	0.81		(1.39)	0.42	(0.20)	1.15

Distributions to shareholders from:
Net realized capital gain	—		—	(0.22)	(1.34)	(0.55)

Total distributions	—		—	(0.22)	(1.34)	(0.55)

Net asset value, end of period	$10.28		$9.47	$10.86	$10.66	$12.20

Total Return(2)	8.55	%†*	(12.80)%	4.07%	(1.97)%	9.95%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$5,014		$4,368	$3,669	$12,281	$8,519
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	5.25	%**	4.61%	5.18%	3.44%	3.34%
After expense reimbursement and waived fees	5.25	%**	4.21%	4.42%	3.31%	3.30%
Ratio of net investment loss to average net assets	(3.91	)%**	(2.31)%	(2.54)%	(1.85)%	(2.24)%
Portfolio turnover rate	1546.80	%*	2121.39%	2118.78%	2052.63%	1634.62%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
44 | 2009 ANNUAL REPORT

	Class C
	For the
	period June 16,
	2009 (Commencement
	of Operations) to
	June 30, 2009

Net asset value, beginning of period	$10.55

Income from investment operations
Net investment income(1)	0.01
Net realized and unrealized gain on investments	(0.28)

Total from investment operations	(0.27)

Net asset value, end of period	$10.28

Total Return(2)	(2.56	)%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$133
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	6.00	%**
After expense reimbursement and waived fees	6.00	%**
Ratio of net investment loss to average net assets	(4.66	)%**
Portfolio turnover rate	1546.80	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 45

Financial Highlights
Quaker Long-Short Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the
	period June 16,
	2009 (Commencement
	of Operations) to
	June 30, 2009

Net asset value, beginning of period	$10.55

Income from investment operations
Net investment loss(1)	(0.02)
Net realized and unrealized gain on investments	(0.25)

Total from investment operations	(0.27)

Net asset value, end of period	$10.28

Total Return(2)	(2.56	)%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$264
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	5.00	%**
After expense reimbursement and waived fees	5.00	%**
Ratio of net investment loss to average net assets	(3.66	)%**
Portfolio turnover rate	1546.80	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
46 | 2009 ANNUAL REPORT

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Financial Highlights
Quaker Small-Cap Growth Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Class A
	For the
	period September 30,
	2008 (Commencement
	of Operations) to
	June 30, 2009

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment loss(1)	(0.15)
Net realized and unrealized gain on investments	0.24

Total from investment operations	0.09

Net asset value, end of period	$10.09

Total Return(2)	0.90	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$3,728
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.64	%**
After expense reimbursement and waived fees	2.64	%**
Ratio of net investment loss to average net assets	(2.15	)%**
Portfolio turnover rate	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
48 | 2009 ANNUAL REPORT

	Class C
	For the
	period September 30,
	2008 (Commencement
	of Operations) to
	June 30, 2009

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment loss(1)	(0.19)
Net realized and unrealized gain on investments	0.23

Total from investment operations	0.04

Net asset value, end of period	$10.04

Total Return(2)	0.40	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$5,081
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	3.33	%**
After expense reimbursement and waived fees	3.33	%**
Ratio of net investment loss to average net assets	(2.80	)%**
Portfolio turnover rate	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 49

Financial Highlights
Quaker Small-Cap Growth Tactical Allocation Fund
(For a Share Outstanding Throughout the Period)

	Institutional Class
	For the
	period September 30,
	2008 (Commencement
	of Operations) to
	June 30, 2009

Net asset value, beginning of period	$10.00

Income from investment operations
Net investment loss(1)	(0.12)
Net realized and unrealized gain on investments	0.25

Total from investment operations	0.13

Net asset value, end of period	$10.13

Total Return(2)	1.30	%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$721
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.30	%**
After expense reimbursement and waived fees	2.30	%**
Ratio of net investment loss to average net assets	(1.76	)%**
Portfolio turnover rate	714.79	%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
50 | 2009 ANNUAL REPORT

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Financial Highlights
Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$28.45	$25.69	$24.12	$22.44	$20.71

Income from investment operations
Net investment income (loss)(1)	(0.07)	(0.09)	0.06	0.05	(0.16)
Net realized and unrealized gain (loss) on investments	(14.08)	5.50	4.07	2.98	2.88

Total from investment operations	(14.15)	5.41	4.13	3.03	2.72

Distributions to shareholders from:
Net investment income	—	—	(0.09)	—	—
Net realized capital gain	(1.97)	(2.65)	(2.47)	(1.35)	(0.99)

Total distributions	(1.97)	(2.65)	(2.56)	(1.35)	(0.99)

Net asset value, end of period	$12.33	$28.45	$25.69	$24.12	$22.44

Total Return(2)	(49.61)%	22.22%	18.68%	13.66%	13.36%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$436,015	$1,244,922	$629,531	$901,498	$530,271
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.89%	1.80%	1.90%	1.90%	2.04%
After fees paid indirectly through commission recapture	1.89%	1.80%	1.90%	1.86%	1.99%
Ratio of net investment income (loss) to average net assets	(0.45)%	(0.34)%	0.23%	0.20%	(0.73)%
Portfolio turnover rate	468.72%	168.61%	319.28%	185.71%	204.59%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
52 | 2009 ANNUAL REPORT

	Class B
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$26.74	$24.46	$23.16	$21.76	$20.25

Income from investment operations
Net investment loss(1)	(0.22)	(0.29)	(0.12)	(0.13)	(0.31)
Net realized and unrealized gain (loss) on investments	(13.20)	5.22	3.89	2.88	2.81

Total from investment operations	(13.42)	4.93	3.77	2.75	2.50

Distributions to shareholders from:
Net realized capital gain	(1.97)	(2.65)	(2.47)	(1.35)	(0.99)

Total distributions	(1.97)	(2.65)	(2.47)	(1.35)	(0.99)

Net asset value, end of period	$11.35	$26.74	$24.46	$23.16	$21.76

Total Return(2)	(50.10)%	21.32%	17.77%	12.77%	12.56%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$141	$6,020	$14,429	$15,599	$16,106
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.61%	2.57%	2.65%	2.65%	2.79%
After fees paid indirectly through commission recapture	2.61%	2.57%	2.65%	2.61%	2.74%
Ratio of net investment loss to average net assets	(1.26)%	(1.17)%	(0.52)%	(0.55)%	(1.48)%
Portfolio turnover rate	468.72%	168.61%	319.28%	185.71%	204.59%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 53

Financial Highlights
Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$26.61	$24.36	$23.07	$21.68	$20.18

Income from investment operations
Net investment loss(1)	(0.17)	(0.27)	(0.12)	(0.12)	(0.31)
Net realized and unrealized gain (loss) on investments	(13.16)	5.17	3.88	2.86	2.80

Total from investment operations	(13.33)	4.90	3.76	2.74	2.49

Distributions to shareholders from:
Net realized capital gain	(1.97)	(2.65)	(2.47)	(1.35)	(0.99)

Total distributions	(1.97)	(2.65)	(2.47)	(1.35)	(0.99)

Net asset value, end of period	$11.31	$26.61	$24.36	$23.07	$21.68

Total Return(2)	(49.99)%	21.29%	17.80%	12.77%	12.55%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$92,152	$213,194	$108,241	$98,224	$66,958
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.64%	2.55%	2.65%	2.65%	2.79%
After fees paid indirectly through commission recapture	2.64%	2.55%	2.65%	2.61%	2.74%
Ratio of net investment loss to average net assets	(1.21)%	(1.09)%	(0.52)%	(0.55)%	(1.48)%
Portfolio turnover rate	468.72%	168.61%	319.28%	185.71%	204.59%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
54 | 2009 ANNUAL REPORT

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$29.03	$26.09	$24.47	$22.70	$20.88

Income from investment operations
Net investment income (loss)(1)	(0.04)	(0.03)	0.12	0.11	(0.10)
Net realized and unrealized gain (loss) on investments	(14.37)	5.62	4.13	3.01	2.91

Total from investment operations	(14.41)	5.59	4.25	3.12	2.81

Distributions to shareholders from:
Net investment income	—	—	(0.16)	—	—
Net realized capital gain	(1.97)	(2.65)	(2.47)	(1.35)	(0.99)

Total distributions	(1.97)	(2.65)	(2.63)	(1.35)	(0.99)

Net asset value, end of period	$12.65	$29.03	$26.09	$24.47	$22.70

Total Return(2)	(49.51)%	22.58%	18.95%	13.91%	13.69%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$46,136	$126,637	$15,105	$41,280	$32,506
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.64%	1.54%	1.65%	1.65%	1.79%
After fees paid indirectly through commission recapture	1.64%	1.54%	1.65%	1.61%	1.74%
Ratio of net investment income (loss) to average net assets	(0.23)%	(0.09)%	0.48%	0.45%	(0.48)%
Portfolio turnover rate	468.72%	168.61%	319.28%	185.71%	204.59%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 55

Financial Highlights
Quaker Capital Opportunities Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.24	$11.30	$11.07	$11.29	$11.45

Income from investment operations
Net investment income (loss)(1)	0.02	0.02	0.02	(0.05)	(0.12)
Net realized and unrealized gain (loss) on investments	(1.88)	(0.26)	1.01	0.85	1.19

Total from investment operations	(1.86)	(0.24)	1.03	0.80	1.07

Distributions to shareholders from:
Net realized capital gain	(0.01)	(1.75)	(0.80)	(1.02)	(1.23)
Return of capital	—	(0.07)	—	—	—

Total distributions	(0.01)	(1.82)	(0.80)	(1.02)	(1.23)

Net asset value, end of period	$7.37	$9.24	$11.30	$11.07	$11.29

Total Return(2)	(20.18)%	(3.63)%	9.67%	7.05%	9.66%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$7,979	$7,007	$8,016	$12,482	$11,970
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.88%	1.59%	1.76%	1.72%	1.95%
After expense reimbursement and waived fees	1.88%	1.59%	1.76%	1.67%	1.95%
Ratio of net investment income (loss) to average net assets	0.22%	0.15%	0.22%	(0.41)%	(1.08)%
Portfolio turnover rate	104.43%	75.18%	87.48%	129.29%	226.62%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
56 | 2009 ANNUAL REPORT

	Class B
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.81	$10.92	$10.81	$11.12	$11.38

Income from investment operations
Net investment loss(1)	(0.04)	(0.12)	(0.06)	(0.13)	(0.21)
Net realized and unrealized gain (loss) on investments	(1.79)	(0.17)	0.97	0.84	1.18

Total from investment operations	(1.83)	(0.29)	0.91	0.71	0.97

Distributions to shareholders from:
Net realized capital gain	(0.01)	(1.75)	(0.80)	(1.02)	(1.23)
Return of capital	—	(0.07)	—	—	—

Total distributions	(0.01)	(1.82)	(0.80)	(1.02)	(1.23)

Net asset value, end of period	$6.97	$8.81	$10.92	$10.81	$11.12

Total Return(2)	(20.83)%	(4.29)%	8.76%	6.31%	8.80%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$97	$321	$597	$886	$1,176
Ratio of expenses to average net assets:
Before expense reimbursement and waived fees	2.55%	2.35%	2.51%	2.47%	2.70%
After expense reimbursement and waived fees	2.55%	2.35%	2.51%	2.42%	2.70%
Ratio of net investment loss to average net assets	(0.56)%	(1.15)%	(0.53)%	(1.16)%	(1.83)%
Portfolio turnover rate	104.43%	75.18%	87.48%	129.29%	226.62%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 57

Financial Highlights
Quaker Capital Opportunities Fund
(For a Share Outstanding Throughout the Period)

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.80	$10.92	$10.81	$11.12	$11.38

Income from investment operations
Net investment loss(1)	(0.04)	(0.10)	(0.06)	(0.13)	(0.21)
Net realized and unrealized gain (loss) on investments	(1.78)	(0.20)	0.97	0.84	1.18

Total from investment operations	(1.82)	(0.30)	0.91	0.71	0.97

Distributions to shareholders from:
Net realized capital gain	(0.01)	(1.75)	(0.80)	(1.02)	(1.23)
Return of capital	—	(0.07)	—	—	—

Total distributions	(0.01)	(1.82)	(0.80)	(1.02)	(1.23)

Net asset value, end of period	$6.97	$8.80	$10.92	$10.81	$11.12

Total Return(2)	(20.74)%	(4.38)%	8.76%	6.32%	8.80%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$4,060	$5,322	$8,449	$11,423	$11,932
Ratio of expenses to average net assets:
Before expense reimbursement and waived fees	2.60%	2.34%	2.51%	2.47%	2.70%
After expense reimbursement and waived fees	2.60%	2.34%	2.51%	2.42%	2.70%
Ratio of net investment loss to average net assets	(0.53)%	(1.01)%	(0.53)%	(1.16)%	(1.83)%
Portfolio turnover rate	104.43%	75.18%	87.48%	129.29%	226.62%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
58 | 2009 ANNUAL REPORT

Institutional Class
For the
period May 5,
2009 (Commencement
of Operations) to
June 30, 2009

Net asset value, beginning of period	$7.14

Income from investment operations
Net investment income(1)	0.01
Net realized and unrealized gain on investments	0.22

Total from investment operations	0.23

Net asset value, end of period	$7.37

Total Return(2)	3.22%†*

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$9
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.92%**
After expense reimbursement and waived fees	1.92%**
Ratio of net investment income to average net assets	0.71%**
Portfolio turnover rate	104.43%*

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

†	The returns shown represent performance for a period of less than one year.

*	Not Annualized

**	Annualized
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 59

Financial Highlights
Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$14.42	$17.84	$15.89	$16.67	$16.03

Income from investment operations
Net investment income (loss)(1)	0.01	(0.06)	(0.09)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investments	(5.04)	(2.74)	2.37	1.75	2.09

Total from investment operations	(5.03)	(2.80)	2.28	1.65	2.00

Distributions to shareholders from:
Net realized capital gain	—	(0.62)	(0.33)	(2.43)	(1.36)

Total distributions	—	(0.62)	(0.33)	(2.43)	(1.36)

Net asset value, end of period	$9.39	$14.42	$17.84	$15.89	$16.67

Total Return(2)	(34.88)%	(15.92)%	14.51%	10.32%	12.57%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$6,967	$17,118	$135,680	$70,866	$40,198
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.96%	1.64%	1.64%	1.69%	1.84%
After expense reimbursement and waived fees	1.94%	1.58%	1.64%	1.65%	1.66%
Ratio of net investment income (loss) to average net assets	0.11%	(0.36)%	(0.56)%	(0.60)%	(0.55)%
Portfolio turnover rate	184.80%	221.17%	74.49%	82.01%	186.72%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
60 | 2009 ANNUAL REPORT

	Class B
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$13.56	$16.93	$15.20%	$16.16	$15.69

Income from investment operations
Net investment loss(1)	(0.06)	(0.19)	(0.21)	(0.22)	(0.20)
Net realized and unrealized gain (loss) on investments	(4.74)	(2.56)	2.27	1.69	2.03

Total from investment operations	(4.80)	(2.75)	2.06	1.47	1.83

Distributions to shareholders from:
Net realized capital gain	—	(0.62)	(0.33)	(2.43)	(1.36)

Total distributions	—	(0.62)	(0.33)	(2.43)	(1.36)

Net asset value, end of period	$8.76	$13.56	$16.93	$15.20	$16.16

Total Return(2)	(35.40)%	(16.49)%	13.72%	9.47%	11.73%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$108	$468	$2,273	$2,188	$2,452
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.69%	2.53%	2.39%	2.44%	2.59%
After expense reimbursement and waived fees	2.67%	2.48%	2.39%	2.40%	2.41%
Ratio of net investment loss to average net assets	(0.66)%	(1.24)%	(1.31)%	(1.35)%	(1.30)%
Portfolio turnover rate	184.80%	221.17%	74.49%	82.01%	186.72%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 61

Financial Highlights
Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$13.32	$16.65	$14.96	$15.94	$15.49

Income from investment operations
Net investment loss(1)	(0.06)	(0.19)	(0.20)	(0.21)	(0.20)
Net realized and unrealized gain (loss) on investments	(4.65)	(2.52)	2.22	1.66	2.01

Total from investment operations	(4.71)	(2.71)	2.02	1.45	1.81

Distributions to shareholders from:
Net realized capital gain	—	(0.62)	(0.33)	(2.43)	(1.36)

Total distributions	—	(0.62)	(0.33)	(2.43)	(1.36)

Net asset value, end of period	$8.61	$13.32	$16.65	$14.96	$15.94

Total Return(2)	(35.36)%	(16.53)%	13.67%	9.47%	11.75%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,629	$5,801	$14,975	$16,458	$13,379
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.71%	2.57%	2.39%	2.44%	2.59%
After expense reimbursement and waived fees	2.69%	2.52%	2.39%	2.40%	2.41%
Ratio of net investment loss to average net assets	(0.62)%	(1.27)%	(1.31)%	(1.35)%	(1.30)%
Portfolio turnover rate	184.80%	221.17%	74.49%	82.01%	186.72%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
62 | 2009 ANNUAL REPORT

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$14.87	$18.33	$16.27	$16.98	$16.27

Income from investment operations
Net investment income (loss)(1)	0.04	(0.05)	(0.05)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	(5.21)	(2.79)	2.44	1.78	2.12

Total from investment operations	(5.17)	(2.84)	2.39	1.72	2.07

Distributions to shareholders from:
Net realized capital gain	—	(0.62)	(0.33)	(2.43)	(1.36)

Total distributions	—	(0.62)	(0.33)	(2.43)	(1.36)

Net asset value, end of period	$9.70	$14.87	$18.33	$16.27	$16.98

Total Return(2)	(34.77)%	(15.70)%	14.85%	10.56%	12.83%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$227	$511	$1,902	$1,503	$1,752
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.70%	1.63%	1.39%	1.44%	1.59%
After expense reimbursement and waived fees	1.68%	1.58%	1.39%	1.40%	1.41%
Ratio of net investment income (loss) to average net assets	0.36%	(0.30)%	(0.31)%	(0.35)%	(0.30)%
Portfolio turnover rate	184.80%	221.17%	74.49%	82.01%	186.72%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 63

Financial Highlights
Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$13.88	$20.71	$19.51	$19.39	$18.95

Income from investment operations
Net investment loss(1)	(0.01)	(0.07)	(0.05)	(0.17)	(0.14)
Net realized and unrealized gain (loss) on investments	(3.96)	(3.51)	3.39	3.23	2.39

Total from investment operations	(3.97)	(3.58)	3.34	3.06	2.25

Distributions to shareholders from:
Net realized capital gain	(0.01)	(3.25)	(2.14)	(2.94)	(1.81)

Total distributions	(0.01)	(3.25)	(2.14)	(2.94)	(1.81)

Net asset value, end of period	$9.90	$13.88	$20.71	$19.51	$19.39

Total Return(2)	(28.61)%	(17.86)%	18.22%	16.76%	12.17%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$20,210	$27,722	$46,385	$36,735	$21,818
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.83%	1.78%	1.82%	1.83%	1.94%
After expense reimbursement and waived fees	1.74%	1.70%	1.73%	1.75%	1.94%
Ratio of net investment loss to average net assets	(0.09)%	(0.44)%	(0.27)%	(0.83)%	(0.75)%
Portfolio turnover rate	122.83%	129.58%	144.26%	129.64%	127.20%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
64 | 2009 ANNUAL REPORT

	Class B
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$12.67	$19.38	$18.52	$18.66	$18.43

Income from investment operations
Net investment loss(1)	(0.09)	(0.19)	(0.19)	(0.30)	(0.27)
Net realized and unrealized gain (loss) on investments	(3.60)	(3.27)	3.19	3.10	2.31

Total from investment operations	(3.69)	(3.46)	3.00	2.80	2.04

Distributions to shareholders from:
Net realized capital gain	(0.01)	(3.25)	(2.14)	(2.94)	(1.81)

Total distributions	(0.01)	(3.25)	(2.14)	(2.94)	(1.81)

Net asset value, end of period	$8.97	$12.67	$19.38	$18.52	$18.66

Total Return(2)	(29.13)%	(18.53)%	17.31%	15.95%	11.33%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$73	$261	$1,023	$1,052	$1,005
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.57%	2.52%	2.57%	2.58%	2.69%
After expense reimbursement and waived fees	2.48%	2.44%	2.48%	2.50%	2.69%
Ratio of net investment loss to average net assets	(0.88)%	(1.23)%	(1.02)%	(1.58)%	(1.50)%
Portfolio turnover rate	122.83%	129.58%	144.26%	129.64%	127.20%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 65

Financial Highlights
Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$12.18	$18.77	$17.99	$18.21	$18.02

Income from investment operations
Net investment loss(1)	(0.08)	(0.18)	(0.18)	(0.29)	(0.27)
Net realized and unrealized gain (loss) on investments	(3.47)	(3.16)	3.10	3.01	2.27

Total from investment operations	(3.55)	(3.34)	2.92	2.72	2.00

Distributions to shareholders from:
Net realized capital gain	(0.01)	(3.25)	(2.14)	(2.94)	(1.81)

Total distributions	(0.01)	(3.25)	(2.14)	(2.94)	(1.81)

Net asset value, end of period	$8.62	$12.18	$18.77	$17.99	$18.21

Total Return(2)	(29.16)%	(18.49)%	17.38%	15.91%	11.37%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,688	$4,711	$13,436	$9,884	$6,597
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.58%	2.52%	2.57%	2.58%	2.69%
After expense reimbursement and waived fees	2.49%	2.44%	2.48%	2.50%	2.69%
Ratio of net investment loss to average net assets	(0.86)%	(1.17)%	(1.02)%	(1.58)%	(1.50)%
Portfolio turnover rate	122.83%	129.58%	144.26%	129.64%	127.20%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
66 | 2009 ANNUAL REPORT

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of period	$14.32	$21.19	$19.88	$19.65	$19.14

Income from investment operations
Net investment income (loss)(1)	0.02	(0.03)	—	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	(4.09)	(3.59)	3.45	3.29	2.41

Total from investment operations	(4.07)	(3.62)	3.45	3.17	2.32

Distributions to shareholders from:
Net realized capital gain	(0.01)	(3.25)	(2.14)	(2.94)	(1.81)

Total distributions	(0.01)	(3.25)	(2.14)	(2.94)	(1.81)

Net asset value, end of period	$10.24	$14.32	$21.19	$19.88	$19.65

Total Return(2)	(28.43)%	(17.62)%	18.44%	17.12%	12.42%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$60,675	$23,528	$30,520	$28,727	$26,963
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.59%	1.54%	1.57%	1.58%	1.69%
After expense reimbursement and waived fees	1.50%	1.46%	1.48%	1.50%	1.69%
Ratio of net investment income (loss) to average net assets	0.19%	(0.20)%	(0.02)%	(0.58)%	(0.50)%
Portfolio turnover rate	122.83%	129.58%	144.26%	129.64%	127.20%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2009 ANNUAL REPORT | 67

Notes to the Financial Statements
Note 1 — Organization
     The Quaker Investment Trust (the “Trust”), a diversified, open-end management investment company, was organized as a Massachusetts business trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust’s Amended and Restated Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust currently has seven series: Quaker Global Tactical Allocation Fund (“Global Tactical Allocation”), Quaker Long-Short Tactical Allocation Fund (“Long-Short Tactical Allocation’’), Quaker Small-Cap Growth Tactical Allocation Fund (“Small-Cap Growth Tactical Allocation”), Quaker Strategic Growth Fund (“Strategic Growth”), Quaker Capital Opportunities Fund (“Capital Opportunities”), Quaker Mid-Cap Value Fund (“Mid-Cap Value”), and Quaker Small-Cap Value Fund (“Small-Cap Value”) (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below.
     Strategic Growth and Small-Cap Value commenced operations on November 25, 1996. Mid-Cap Value commenced operations on December 31, 1997. Capital Opportunities commenced operations on January 31, 2002. The investment objective of these Funds is to seek long-term growth of capital.
     Global Tactical Allocation commenced operations on May 1, 2008. Small-Cap Growth Tactical Allocation commenced operations on September 30, 2008. Long-Short Tactical Allocation commenced operations on June 15, 2009 in conjunction with the reorganization of the Top Flight Long-Short Fund (“Top Flight Fund”). The predecessor Top Flight Fund commenced investment operations on December 31, 2002.
     The investment objective of these Funds is to seek long-term growth of capital. Unlike other Funds in the Trust, this investment objective is non-fundamental in that this objective may be changed by the Board of Trustees (“Board” or “Trustees”) without shareholder approval.
     Strategic Growth, Capital Opportunities, Small-Cap Value, and Mid-Cap Value currently offer three classes of shares (Class A, Class C and Institutional Class shares). Formerly Class B Shares were also offered by the Funds. Class B Shares are no longer available for purchase, and all outstanding Class B Shares are in the process of being converted to Class A Shares. Small-Cap Growth Tactical Allocation, Global Tactical Allocation and Long-Short Tactical Allocation offer three classes of shares (Class A, Class C and Institutional Class Shares). Class A Shares are charged a front-end sales charge and a distribution and servicing fee; Class B Shares bear a contingent deferred sales charge (“CDSC”) of 5.00% that declines to zero in the seventh year after purchase; Class B Shares automatically convert to Class A Shares once the economic equivalent of a 5.00% sales charge is recovered by the Fund(s) for each investment account, normally after an average of seven years, coupled with additional distribution and servicing fees. Class C Shares bear an additional distribution and servicing fee; and Institutional Class Shares bear no front-end sales charge or CDSC, but have higher minimum investment limitations.
     The Trust has suspended sales of each Fund’s Class B Shares.
     Class C Shares purchased on or after July 1, 2008 will not be subject to a CDSC. Quaker Funds, Inc., the investment adviser to each of the Funds, has the ability to waive the minimum investment for Institutional Class shares at its discretion.
Note 2 — Summary of Significant Accounting Policies and Other Information
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.
     A. Security Valuation. The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price.
     The Funds have adopted fair valuation procedures to value securities at fair market value in certain circumstances and have established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Funds will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Funds’ fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
     Short-term investments are valued at amortized cost, which approximates fair market value.

68 | 2009 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
     B. Federal Income Taxes. It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.
     In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 sets forth a recognition threshold and measurement method for the financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is applied to all open tax years as of the effective date. Management has reviewed the tax positions for each of the four open tax years as of June 30, 2009 and has determined that the implementation of FIN 48 does not have a material impact on the Funds’ financial statements. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.
     Net investment income or loss and net realized gains or losses may differ for financial statement and income tax purposes primarily due to investments that have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund. Temporary differences that result in over-distribution for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.
     C. Security Transactions and Investment Income. Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.
     Strategic Growth, Small-Cap Growth Tactical Allocation and Long-Short Tactical Allocation make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.
     If a security pays a dividend while the Fund holds it short; the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
     D. Option Writing. Strategic Growth, Capital Opportunities, Global Tactical Allocation and Long-Short Tactical Allocation may write options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
     E. Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.
     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

2009 ANNUAL REPORT | 69

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Fund’s books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.
     F. Multiple Class Allocations. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
     G. Expense Allocations. Fund expenses that are not series (Fund) specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets.
     H. Distributions to Shareholders. Each Fund generally declares dividends annually, payable in December, on a date selected by the Trust’s Board. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.
     I. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
     J. Security Loans. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.
     K. Fair Value of Financial Instruments. Effective July 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157” or the “Statement”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs); and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:
Level I — quoted prices in active markets for identical securities.
Level II — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level III — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
In some instances, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The level in the fair value hierarchy within which the fair value measurement in its entirely falls shall be determined based on the lowest input level that is significant to the fair value measurement in its entirety.
In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009.

70 | 2009 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
The following is a summary of the fair valuations according to the inputs used as of June 30, 2009 in valuing the Fund’s assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
Quaker Global Tactical Allocation	for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	(Level 1)	(Level 2)	(Level 3)	6/30/2009

Australia	$377,637	$0	$0	$377,637
Bermuda	572,375	0	0	572,375
Canada	1,925,743	0	0	1,925,743
Finland	364,500	0	0	364,500
France	574,838	0	0	574,838
Israel	463,796	0	0	463,796
South Korea	229,816	0	0	229,816
Switzerland	1,670,636	0	0	1,670,636
United Kingdom	277,884	0	0	277,884
United States	14,276,692	0	0	14,276,692
Short-Term Instruments	10,614,115	0	0	10,614,115

	$31,348,032	$0	$0	$31,348,032

Call Options Written	$3,645	$0	$0	$3,645

Total	$31,351,677	$0	$0	$31,351,677

	Quoted Prices
	in Active Markets	Significant Other	Significant
Quaker Long-Short Tactical Allocation	for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	(Level 1)	(Level 2)	(Level 3)	6/30/2009

Canada	$224,312	$0	$0	$224,312
China	350,715	0	0	350,715
Finland	104,976	0	0	104,976
Hong Kong	102,718	0	0	102,718
Peru	103,329	0	0	103,329
United Kingdom	205,682	0	0	205,682
United States	813,794	0	0	813,794
Exchange Traded Funds	404,267	0	0	404,267
Short-Term Instruments	1,650,349	0	0	1,650,349

	$3,960,142	$0	$0	$3,960,142

Short Sales, at value	$2,547,345	$0	$0	$2,547,345

Total	$6,507,487	$0	$0	$6,507,487

2009 ANNUAL REPORT | 71

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

	Quoted Prices
	in Active Markets	Significant Other	Significant
Quaker Small-Cap Growth Tactical Allocation	for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	(Level 1)	(Level 2)	(Level 3)	6/30/2009

Argentina	$277,128	$0	$0	$277,128
Canada	506,657	0	0	506,657
Chile	150,500	0	0	150,500
China	368,364	0	0	368,364
Israel	96,720	0	0	96,720
Netherlands	151,578	0	0	151,578
United States	3,768,268	0	0	3,768,268
Short-Term Instruments	2,836,923	0	0	2,836,923

Total	$8,156,138	$0	$0	$8,156,138

	Quoted Prices
	in Active Markets	Significant Other	Significant
Quaker Strategic Growth	for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	(Level 1)	(Level 2)	(Level 3)	6/30/2009

Basic Materials	$99,822,952	$0	$0	$99,822,952
Communications	46,226,992	0	0	46,226,992
Consumer, Cyclical	6,066,358	0	0	6,066,358
Consumer, Non-Cyclical	17,609,950	0	0	17,609,950
Energy	84,603,428	0	0	84,603,428
Financial	80,440,675	0	0	80,440,675
Healthcare	80,090,496	0	0	80,090,496
Industrial	17,333,120	0	0	17,333,120
Technology	48,750,517	0	0	48,750,517
Real Estate Investment Trust	6,478,467	0	0	6,478,467
Short-Term Instruments	194,674,642	0	0	194,674,642

	$682,097,597	$0	$0	$682,097,597

Call Options Written	$27,006	$128,441	$0	$155,447

Total	$682,124,603	$128,441	$0	$682,253,044

72 | 2009 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

	Quoted Prices in Active Markets	Significant Other	Significant
Quaker Capital Opportunities	for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	(Level 1)	(Level 2)	(Level 3)	6/30/2009

Basic Materials	$843,330	$0	$0	$843,330
Communications	1,129,185	0	0	1,129,185
Consumer, Cyclical	478,050	0	0	478,050
Consumer, Non-Cyclical	927,095	0	0	927,095
Energy	2,186,820	0	0	2,186,820
Healthcare	1,681,280	0	0	1,681,280
Industrial	999,280	0	0	999,280
Technology	2,748,792	0	0	2,748,792
Financials	586,225	0	0	586,225
Short-Term Instruments	1,637,446	0	0	1,637,446

	$13,217,503	$0	$0	$13,217,503

Call Options Written	$726,060	$356,605	$0	$1,082,665

Total	$13,943,563	$356,605	$0	$14,300,168

	Quoted Prices
	in Active Markets	Significant Other	Significant
Quaker Mid-Cap Value	for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	(Level 1)	(Level 2)	(Level 3)	6/30/2009

Basic Materials	$606,351	$0	$0	$606,351
Communications	307,343	0	0	307,343
Consumer, Cyclical	915,058	0	0	915,058
Consumer, Non-Cyclical	838,605	0	0	838,605
Energy	523,361	0	0	523,361
Financial	2,321,191	0	0	2,321,191
Healthcare	1,031,657	0	0	1,031,657
Industrial	720,693	0	0	720,693
Technology	775,100	0	0	775,100
Utilities	1,254,244	0	0	1,254,244
Real estate Investment Trust	396,629	0	0	396,629
Short-Term Instruments	3,245,232	0	0	3,245,232

Total	$12,935,464	$0	$0	$12,935,464

2009 ANNUAL REPORT | 73

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

	Quoted Prices
	in Active Markets	Significant Other	Significant
Quaker Small-Cap Value	for Identical Investments	Observable Inputs	Unobservable Inputs	Value at
Category	(Level 1)	(Level 2)	(Level 3)	6/30/2009

Basic Materials	$3,078,172	$0	$0	$3,078,172
Communications	7,443,666	0	0	7,443,666
Consumer, Cyclical	12,533,267	0	0	12,533,267
Consumer, Non-Cyclical	10,187,894	0	0	10,187,894
Energy	4,200,523	0	0	4,200,523
Financial	12,670,439	0	0	12,670,439
Healthcare	11,107,479	0	0	11,107,479
Industrial	8,862,003	0	0	8,862,003
Technology	8,345,565	0	0	8,345,565
Utilities	3,635,934	0	0	3,635,934
Real Estate Investment Trust	673,316	0	0	673,316
Short-Term Instruments	17,465,145	0	0	17,465,145

Total	$100,203,403	$0	$0	$100,203,403

74 | 2009 ANNUAL REPORT

Note 3 — Investment Advisory Fee and Other Related Party Transactions
     Quaker Funds, Inc. (“QFI”) serves as investment adviser to each Fund. Pursuant to separate investment subadvisory agreements, QFI has selected the following investment advisory firms to serve as sub-advisers:

Fund	Sub-adviser

Global Tactical Allocation	DG Capital Management, Inc.

Long-Short Tactical Allocation	Rock Canyon Advisory Group, Inc.

Small-Cap Growth Tactical Allocation	Century Management

Strategic Growth	DG Capital Management, Inc.

Capital Opportunities	Knott Capital Management

Mid-Cap Value	Kennedy Capital Management, Inc.

Small-Cap Value	Aronson + Johnson + Ortiz, LP
     The sub-advisers provide each Fund with a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.
     Each Fund paid QFI aggregate fees shown in the table below for the fiscal year ending June 30, 2009. Amounts are expressed as an annualized percentage of average net assets.

			Advisory &
	Aggregate	Subadvisory	subadvisory
	advisory fee	fee paid by QFI	fees waived &
Fund	paid to QFI	to the sub-adviser	reimbursed

Global Tactical Allocation	1.25%	0.75%	N/A

Long-Short Tactical Allocation	1.70%	1.20%	N/A

Small-Cap Growth Tactical Allocation	1.00%	0.50%	N/A

Strategic Growth	1.30%	0.75%	N/A

Capital Opportunities	0.925%	0.625%	N/A

Mid-Cap Value	1.05%	0.75%	N/A

Small-Cap Value	1.20%	0.90%	0.05%

For the fiscal year ending June 30, 2009, QFI and the sub-advisers earned and reimbursed fees as follows:

			Advisory &
	Aggregate	Subadvisory	subadvisory
	advisory fee	fee paid by QFI	fees waived &
Fund	paid to QFI	to the sub-adviser	reimbursed

Global Tactical Allocation	$390,314	$234,188	—

Long-Short Tactical Allocation	4,211	2,972	—

Small-Cap Growth Tactical Allocation	36,888	18,444	—

Strategic Growth	10,741,112	6,206,795	—

Capital Opportunities	99,230	67,047	—

Mid-Cap Value	142,432	99,052	2,685

Small-Cap Value	895,300	654,536	67,754

     Global Capital Management, Inc. the prior sub-adviser to Mid-Cap Value, agreed to voluntarily reduce its sub-advisory fee from 0.75% to 0.70%. For the period from July 1, 2008 to September 25, 2008 this fee waiver was in effect. On September 25, 2008, the sub-adviser for Mid-Cap Value changed to Kennedy Capital Management, Inc.
     The sub-adviser to Small-Cap Value has voluntarily waived a portion of its subadvisory fee, resulting in a subadvisory fee rate of 0.85% on the first $25 million of assets of the Fund and 0.80% on all amounts in excess of $25 million, in accordance with the sub-adviser’s “most favored nation” policy that provides for a subadvisory fee based upon a rate no greater than the lowest rate offered by the sub-adviser to another client with a similar investment objective. However, in the event that the investment advisory services provided to that client are terminated, the subadvisory fee rates offered to Small-Cap Value would revert to the contractual fee rate of 0.90% per annum.
     QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of Small-Cap Value (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A, 3.35% for Classes B and C, and 2.35% for Institutional Class of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.
     US Bancorp Fund Services, LLC (“USB”), serves as the Funds’ transfer, dividend paying, and shareholder servicing agent (“Transfer Agent”). The Transfer Agent maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and

2009 ANNUAL REPORT | 75

Notes to the Financial Statements
Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)
performs other shareholder functions. As compensation for its services, the Transfer Agent receives a fee at the annual rate of 0.0525% of the aggregate of the Trust’s average daily net assets.
     Brown Brothers Harriman & Co. serves as fund accountant and administrator (the “Administrator”) for the Trust pursuant to a written agreement with the Trust. The Administrator provides fund accounting services and administrative services to each Fund. As compensation for its services, the Administrator receives a fee at the annual rate of 0.025% for accounting and 0.030% for administration of the aggregate of the Trust’s first $2 billion of average daily net assets and 0.0200% for accounting and 0.0250% for administration for over $2 billion of average daily net assets.
     The Trust will incur an annual account minimum if, on an annual basis, the asset charges do not exceed the account minimum charges.
     Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act for each class for each Fund with the exception of Institutional Class. The Class A Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Class A average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Class A shareholders. The Class A Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders. The Class B and C Plans provide that each Fund may compensate QFI and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% of the average net assets of each class on a monthly basis.
     For the fiscal year ending June 30, 2009, the Distributor received $225,837 in underwriter concessions from the sale of Fund shares.
     QFI has informed the Trust that for the fiscal year ended June 30, 2009 it received contingent deferred sales charges from certain redemptions of the Funds’ Class B shares and Class C shares of $2,214 and $117,273, respectively. The respective shareholders pay such charges, which are not an expense of the Fund.
     Except for the Trust’s Chief Compliance Officer (“CCO”), employees and Officers of QFI do not receive any compensation from the Trust. The CCO of the Trust also serves as general counsel to QFI. For the fiscal year ending June 30, 2009, the CCO received $207,797 in compensation from the Trust.
     Brokerage commissions paid and recaptured for the fiscal year ending June 30, 2009 were as follows:

	Commissions	Commissions
Fund	Paid	Recaptured

Global Tactical Allocation	$97,385	$6,801

Strategic Growth	2,283,799	223,501

     Under the terms of certain commission recapture agreements with Radnor Research & Trading, the commissions recaptured by the Funds were reflected as realized gain (loss) from investments for the fiscal year ending June 30, 2009. The commission recapture program was terminated as of November 30, 2008.
Note 4 — Purchases and Sales of Investments
     For the fiscal year ending June 30, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) for each Fund were as follows:

Fund	Purchases	Sales

Global Tactical Allocation	$213,775,211	$206,986,695

Long-Short Tactical Allocation	47,536,644	46,483,777

Small-Cap Growth Tactical Allocation	33,641,809	29,430,579

Strategic Growth	3,172,994,848	3,144,031,056

Capital Opportunities	14,240,442	11,093,664

Mid-Cap Value	25,150,480	30,993,068

Small-Cap Value	156,469,473	95,716,472

76 | 2009 ANNUAL REPORT

Note 5 — Options Written
     A summary of option contracts written by the Trust during the fiscal year ended June 30, 2009 is as follows:

	Global Tactical Allocation
	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of period	—	$—

Options written	6,075	879,803

Options closed	(5,890)	(836,434)

Options exercised	(88)	(21,263)

Options expired	(38)	(17,229)

Options outstanding at end of period	59	$(4,877)

	Strategic Growth
	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of period	—	$—

Options written	153,967	21,658,305

Options closed	(149,516)	(20,582,208)

Options exercised	(1,843)	(447,159)

Options expired	(834)	(379,020)

Options outstanding at end of period	1,774	$249,918

	Capital Opportunities
	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of period	—	$—

Options written	2,555	1,042,354

Options closed	(210)	(92,779)

Options exercised	—	—

Options expired	—	—

Options outstanding at end of period	2,345	$949,575

Note 6 — Tax Matters
     For U.S. federal income tax purposes, the cost of securities owned (including proceeds for securities sold short), gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2009 for each Fund were as follows:

				Net
		Gross	Gross	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)

Global Tactical Allocation	$33,116,720	$793,754	$(2,562,443)	$(1,768,689)

Long-Short Tactical Allocation	3,947,154	158,282	(145,284)	12,988

Small-Cap Growth Tactical Allocation	7,771,186	544,320	(159,368)	384,952

Strategic Growth	703,709,567	23,284,652	(44,896,622)	(21,611,970)

Capital Opportunities	13,323,083	974,089	(1,079,669)	(105,580)

Mid-Cap Value	13,235,791	666,211	(966,539)	(300,328)

Small-Cap Value	106,430,915	6,215,301	(12,442,812)	(6,227,511)

     The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddles from options.

2009 ANNUAL REPORT | 77

Notes to the Financial Statements
Note 6 — Tax Matters (Continued)
     As of June 30, 2009, the components of distributable earnings on a tax basis were as follows:

	Unrealized					Total
	Appreciation	Undistributed	Undistributed	Capital Loss	Post-October	Distributable
Fund	(Depreciation)	Ordinary Income	Capital Loss	Carryforward	Capital Loss	Earnings

Global Tactical Allocation	$(1,767,456)	$—	$—	$(13,547,025)	$(6,138,438)	$(21,452,919)

Long-Short Tactical Allocation	(91,691)	—	—	(1,201,267)	(260,021)	(1,552,979)

Small-Cap Growth Tactical Allocation	384,952	632,188	—	—	—	1,017,140

Strategic Growth	(21,517,499)	—	—	(329,056,504)	(223,826,631)	(574,400,634)

Capital Opportunities	(238,670)	—	—	(156,592)	(1,456,897)	(1,852,159)

Mid-Cap Value	(300,327)	—	—	(10,440,931)	(2,718,399)	(13,459,657)

Small-Cap Value	(6,227,512)	58,555	—	(11,845,224)	(22,487,484)	(40,501,665)

     The undistributed ordinary income, capital gains and carryforward losses shown above differ from the corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences such as the deferral of realized losses on wash sales, straddles from options and net losses realized after October 31.
     Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer net capital and currency losses as indicated in the chart below.
     At June 30, 2009, the capital loss carryovers for the Funds were as follows:

	Capital Loss	Capital Loss
	Carryovers Expiring	Carryovers Expiring	Post-October Capital Loss
Fund	2017	2016	Deferred	Utilized

Global Tactical Allocation	$13,362,259	$184,766	$6,138,438	$—

Long-Short Tactical Allocation	1,000,161	201,106	260,021	1,008,930

Small-Cap Growth Tactical Allocation	—	—	—	—

Strategic Growth	329,056,504	—	223,826,631	—

Capital Opportunites	156,592	—	1,456,897	154,483

Mid-Cap Value	8.882,628	1,558,303	2,718,399	3,730,539

Small-Cap Value	11,845,224	—	22,487,484	6,441,854

Note 7 — Reclassification of Capital Accounts
     In accordance with the accounting pronouncements, each Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of June 30, 2009, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

	Accumulated	Accumulated	Capital Paid in on
	Net Investment	Net Realized	Shares of Beneficial
Fund	Income	Gain (Loss)	Interest

Global Tactical Allocation	$348,757	$—	$(348,757)

Long-Short Tactical Allocation	105,872	45	(105,917)

Small-Cap Growth Tactical Allocation	91,405	(91,405)	—

Strategic Growth	4,558,873	453	(4,559,326)

Capital Opportunities	7,810	6,727	(14,537)

Mid-Cap Value	10,631	4,358	(14,989)

Small-Cap Value	(4)	4	—

78 | 2009 ANNUAL REPORT

Note 8 — Distributions to Shareholders
     Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The information set forth below is for each Fund’s fiscal year as required by federal securities laws.
     The tax character of dividends and distributions paid during the fiscal years of 2009 and 2008 were as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	2009	2008	2009	2008	2009	2008

Global Tactical Allocation	$—	$—	$—	$—	$—	$—

Long-Short Tactical Allocation	—	—	—	—	—	—

Small-Cap Growth Tactical Allocation	—	—	—	—	—	—

Strategic Growth	50,714,910	36,337,528	43,046,714	47,962,230	—	—

Capital Opportunities	—	159,374	6,728	2,229,669	—	94,965

Mid-Cap Value	—	2,157,637	—	3,718,051	—	—

Small-Cap Value	65,913	6,624,646	—	6,199,540	—	—

Note 9 — Fund Share Transactions
     At June 30, 2009, there were an unlimited number of shares of beneficial interest with a $0.01 par value authorized. The following table summarizes the activity in shares of each Fund:
Global Tactical Allocation

	For the Fiscal Year Ended: June 30, 2009				Since Inception (Inception Date May 1, 2008) through June 30, 2008
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	3,297,774	(2,909,069)	—	3,050,295	2,688,812	(27,222)	—	2,661,590
Value	$20,613,000	$(17,117,297)	—		$27,387,600	$(276,660)	—

Class C
Shares	1,393,423	(630,462)	—	2,139,513	1,398,133	(21,581)	—	1,376,552
Value	$7,967,025	$(3,366,701)	—		$14,235,903	$(224,861)	—

Institutional Class
Shares	157,095	(119,935)	—	37,160
Value	$1,431,578	$(783,636)	—

Long-Short Tactical Allocation

	For the nine month period October 1, 2008 through June 30, 2009				For the Fiscal Year Ended: September 30, 2008
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	271,275	(244,711)	—	487,685	1,552,703	(1,429,425)	—	461,121
Value	$2,878,161	$(2,339,604)	—		$18,188,713	$(15,766,843)	—

Class C
Shares	12,877	—	—	12,877
Value	$133,403	—	—

Institutional Class
Shares	25,662	—	—	25,662
Value	$270,503	—	—

2009 ANNUAL REPORT | 79

Notes to the Financial Statements
Note 9 — Fund Share Transactions (Continued)
Small-Cap Growth Tactical Allocation

	Since Inception (Inception Date September 30, 2008) through June 30, 2009
	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	412,440	(42,979)	—	369,461
Value	$3,746,365	$(377,931)	—

Class C
Shares	555,302	(49,232)	—	506,070
Value	$4,908,869	$(426,929)	—

Institutional Class
Shares	71,126	—	—	71,126
Value	$662,012	—	—

Strategic Growth

	For the Fiscal Year Ended: June 30, 2009				For the Fiscal Year Ended: June 30, 2008
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	18,633,148	(32,866,782)	5,643,145	35,375,396	23,560,946	(7,142,524)	2,435,550	43,756,605
Shares converted from Class B	209,280	—	—		396,295	—	—
Value	$335,917,455	$(532,793,713)	$68,677,071		$638,544,030	$(188,412,702)	$62,332,930
Value converted from Class B	$4,753,973	—	—		$9,711,386	—	—

Class B
Shares	1,290	(9,396)	4,586	12,376	8,427	(30,183)	53,347	225,176
Shares converted to Class A	—	(209,280)	—		—	(396,295)	—
Value	$18,193	$(153,580)	$51,687		$209,719	$(670,570)	$1,288,328
Value converted to Class A	—	$(4,753,973)	—		—	$(9,711,386)	—

Class C
Shares	2,531,145	(3,659,324)	1,266,299	8,148,660	3,794,917	(720,382)	492,240	8,010,540
Value	$42,374,590	$(49,317,346)	$14,195,213		$96,255,144	$(17,878,006)	$11,828,538

Institutional Class
Shares	3,749,853	(4,663,412)	198,820	3,647,067	3,899,091	(188,911)	72,680	4,361,806
Value	$62,652,137	$(93,928,644)	$2,479,278		$102,475,254	$(5,194,238)	$1,895,488

80 | 2009 ANNUAL REPORT

Note 9 — Fund Share Transactions (Continued)
Capital Opportunities

	For the Fiscal Year Ended: June 30, 2009				For the Fiscal Year Ended: June 30, 2008
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	524,412	(219,427)	511	1,082,479	116,802	(191,874)	123,888	758,492
Shares converted from Class B	18,491	—	—		26	—	—
Value	$3,677,926	$(1,652,689)	$3,550		$1,202,936	$(1,943,199)	$1,263,654
Value converted from Class B	$151,692	—	—		$255	—	—

Class B
Shares	—	(4,115)	7	13,817	4,381	(29,622)	7,066	36,416
Shares converted to Class A	—	(18,491)	—		—	(26)	—
Value	—	$(30,200)	$47		$40,000	$(306,651)	$69,031
Value converted to Class A	—	$(151,692)	—		—	$(255)	—

Class C
Shares	322,807	(345,483)	422	582,324	26,836	(309,345)	113,177	604,578
Value	$2,122,656	$(2,490,789)	$2,781		$274,334	$(3,192,737)	$1,104,611

Institutional Class
Shares	1,260	—	—	1,260	—	—	—
Value	$9,000	—	—		—	—	—

Mid-Cap Value

	For the Fiscal Year Ended: June 30, 2009				For the Fiscal Year Ended: June 30, 2008
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	89,907	(547,536)	—	742,304	2,174,765	(9,014,098)	343,238	1,186,980
Shares converted from Class B	12,953	—	—		78,731	—	—
Value	$892,214	$(5,577,257)	—		$36,766,082	$(136,683,052)	$5,285,860
Value converted from Class B	$142,780	—	—		$1,299,698	—	—

Class B
Shares	—	(9,225)	—	12,373	1,168	(25,146)	2,953	34,551
Shares converted to Class A	—	(12,953)	—		—	(78,731)	—
Value	—	$(77,154)	—		$17,481	$(361,855)	$42,910
Value converted to Class A	—	$(142,780)	—		—	$(1,299,698)	—

Class C
Shares	39,984	(169,922)	—	305,392	19,079	(506,449)	23,511	435,330
Value	$332,612	$(1,493,746)	—		$288,708	$(7,407,232)	$335,738

Institutional Class
Shares	2,472	(13,483)	—	23,348	—	(73,466)	4,051	34,359
Value	$22,250	$(121,160)	—		—	$(1,174,041)	$64,242

2009 ANNUAL REPORT | 81

Notes to the Financial Statements
Note 9 — Fund Share Transactions (Continued)
Small-Cap Value

	For the Fiscal Year Ended: June 30, 2009				For the Fiscal Year Ended: June 30, 2008
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	1,298,620	(1,261,850)	1,822	2,040,754	668,438	(1,342,085)	414,525	1,996,709
Shares converted from Class B	5,453	—	—		16,553	—	—
Value	$14,962,381	$(13,103,875)	$17,441		$11,072,206	$(21,931,655)	$5,981,589
Value converted from Class B	$64,652	—	—		$303,140	—	—

Class B
Shares	—	(6,906)	12	8,252	36	(23,218)	7,543	20,599
Shares converted to Class A	—	(5,453)	—		—	(16,553)	—
Value	—	$(64,873)	$105		$476	$(327,937)	$99,712
Value converted to Class A	—	$(64,652)	—		—	$(303,140)	—

Class C
Shares	34,976	(110,269)	348	311,760	50,536	(516,099)	136,321	386,705
Value	$308,558	$(962,452)	$2,908		$800,354	$(7,132,540)	$1,732,645

Institutional Class
Shares	6,029,167	(1,753,647)	4,542	5,923,325	17,139	(133,258)	317,936	1,643,263
Value	$75,859,577	$(17,556,890)	$44,870		$300,874	$(1,869,505)	$4,724,536

82 | 2009 ANNUAL REPORT

Note 10 — Recent Accounting Pronouncements
     In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and is effective for fiscal years beginning after November 15, 2008. The Funds adopted FAS 161 effective June 30, 2009. FAS 161 requires enhanced disclosures about the use of and accounting for derivative instruments using a tabular format. Disclosing the fair values of derivative instruments and their gains and losses in a tabular format should provide a more complete picture of the location in an entity’s financial statements of both the derivative positions existing at period end and the effect of using derivatives during the reporting period. Disclosing information about credit-risk-related contingent features should provide information on the potential effect on an entity’s liquidity from using derivatives. Finally, this Statement requires cross-referencing within the footnotes, which should help users of financial statements locate important information about derivative instruments.
     The following is a summary of the fair valuations of the portfolio’s derivative instruments categorized by risk exposure:

At June 30, 2009	Derivatives Value
Strategic Growth
Equity Contracts	$155,447

Capital Opportunities
Equity Contracts	$1,082,665

Global Tactical Allocation
Equity Contracts	$3,645
     Note 11 — 5% Shareholders
     As of June 30, 2009, certain Funds had single shareholder and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders), which individually amounted to more than 5% of the total shares outstanding as detailed below:

	% Shares	Number of
Fund	Outstanding	Accounts

Global Tactical Allocation	—	—

Long-Short Tactical Allocation	51.83%	2

Small-Cap Growth Tactical Allocation	—	—

Strategic Growth	17.82%	1

Capital Opportunities	17.24%	2

Mid-Cap Value	25.75%	2

Small-Cap Value	21.10%	2

Note 12 — Indemnifications
     Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect this risk of loss to be remote.
Note 13 — Securities Lending
     At June 30, 2009, these securities or a portion of these securities are out on loan. The aggregate market value of these loaned securities and the value of the cash collateral the Funds received is as follows:

	Loaned Securities	Value of	% of
Fund	Market Value	Cash Collateral	Net Assets

Global Tactical Allocation	$6,094,599	$6,251,824	22.34%

Strategic Growth	127,967,759	131,392,361	22.87%

Mid-Cap Value	2,923,721	3,004,454	30.25%

Small-Cap Value	15,995,981	16,496,586	19.72%

Note 14 — Fund Liquidations
     On August 22, 2008, the Board of Trustees of the Trust, including all of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) unanimously approved the liquidation and dissolution of the Quaker Biotech Pharma-Healthcare Fund. The liquidation and dissolution was approved by the Board of the Trust and a majority shareholders of the Fund in accordance with the requirements of the 1940 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the Trust’s Amended and Restated Declaration of Trust. The liquidation and dissolution of the Fund was approved on April 3, 2009, by more than 50% of the outstanding voting securities of the Fund entitled to vote. The result of the vote is shown below:

		% vote	% vote
Biotech Pharma- Healthcare Fund	% vote for	against	abstain

Proposal:	88.98%	6.29%	4.73%
Approval of the liquidation and dissolution of the Fund, a series of the Trust, pursuant to the Plan of Liquidation and Dissolution.
Note 15 — Review for Subsequent Events
     In preparing these financial statements, the Quaker Investment Trust has evaluated events and transactions for potential recognition or disclosure through August 27, 2009, the date the financial statements were issued.

2009 ANNUAL REPORT | 83

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Quaker Investment Trust:
     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Quaker Global Tactical Allocation Fund, Quaker Small-Cap Growth Tactical Allocation Fund, Quaker Strategic Growth Fund, Quaker Capital Opportunities Fund, Quaker Mid-Cap Value Fund and Quaker Small-Cap Value Fund and the schedule of investments and schedule of securities sold short of Quaker Long-Short Tactical Allocation Fund, (constituting Quaker Investment Trust, hereafter referred to as the “Trust”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Trust at June 30, 2009 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of Quaker Long-Short Tactical Allocation Fund as of September 30, 2008, and for the fiscal years ended through September 30, 2008, were audited by other auditors whose report dated November 24, 2008 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
August 27, 2009
84 | 2009 ANNUAL REPORT

Trustees and Officers
June 30, 2009
     The Board of Trustees (“Board” or “Trustees”) has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by Quaker Funds Inc., subject to the Bylaws of the Trust and review by the Board. The Trustees of the Trust, including those Trustees who are also officers, are listed below:

		Serving as		Number of	Other
		an Officer		Portfolios	Directorships
	Position(s) Held	or Trustee of		Overseen by	Held by
Name, Address and Age	with the Trust	the Trust Since	Principal Occupation(s) During Past 5 Years	Trustee	Nominee(1)

Jeffry H. King, Sr.(2)(3)	Chairman of the	June 1996 –	Chief Executive Officer, Quaker Funds, Inc. (June 1996–	7	Director, Fairview
309 Technology Drive	Board	Jan. 2005 and	Present); Registered RePresentative, Citco Mutual		YMCA; Director,
Malvern, PA 19355		June 2007 –	Fund Distributors, Inc. (2006–2007); Chairman,		U.S. Navy League
Age 66		Present;	Citco Mutual Fund Services, Inc. (1999–2005);
Registered RePresentative, Radnor Research &
	Vice-Chairman of	February 2005	Trading Company, LLC; (2005–2006); Chairman
	the Board	– May 2007	and CEO, Quaker Securities Inc. (1990–2005).
	Chief Executive	June 1996 –
	Officer	Present

Laurie Keyes (3), (4)	Treasurer and	Nov. 1996 –	Chief Financial Officer, Quaker Funds, Inc.	7	None
309 Technology Drive	Trustee	Present	(1996–Present).
Malvern, PA 19355
Age 60

Justin Brundage(5)	Secretary	Since 2007;	President, Quaker Funds, Inc; Chief Operating	None	None
309 Technology Drive			Officer, Quaker Funds, Inc. (2005–present);
Malvern, PA 19355			Director of IT, Citco Mutual Fund Services, Inc.
Age 39			(2003–2005); formerly Registered Representative,
Quaker Securities (1995–2005).

Timothy E. Richards	Chief Compliance	March 2004 –	Chief Compliance Officer to Quaker Funds, Inc.	None	None
309 Technology Drive	Officer	Present	(2003 – Present); Chief Compliance Officer for the Quaker
Malvern, PA 19355			Investment Trust (2004–Present); formerly Chief
Age 44			Compliance Officer for the Penn Street Funds, Inc.
(2004–2007); formerly Chief Compliance Officer for
CRA Fund Advisors, Inc. and the Community Reinvestment
Act Qualified Investment Trust (2004–2006).

Mark S. Singel	Trustee	Feb. 2002 –	President and Chief Executive Officer, The Winter Group	7	None
309 Technology Drive		Present	(Governmental Affairs Management and Consulting firm)
Malvern, PA 19355			(2005–Present); Managing Director, Public Affairs
Age 55			Management (lobbying firm) (2000–Present); formerly
Lieutenant Governor and Acting Governor of Pennsylvania
(1987–2005).

Ambassador Adrian A. Basora (ret.)	Trustee	Feb. 2002 –	Senior Fellow, Foreign	7	None
309 Technology Drive		Present	Policy Research Institute (2004–Present);
Malvern, PA 19355			formerly, President of Eisenhower Fellowships
Age 71			(1996–2004).

James R. Brinton	Trustee	Feb. 2002 –	President, Robert J. McAllister Agency, Inc.	7	Director,
309 Technology Drive		Present;	(a commercial insurance brokerage firm)		Ascendant
Malvern, PA 19355	Lead Independent	Aug. 2007 –	(1979–Present).		Capital Partners
Age 55	Trustee	Present			(2007–Present)

Gary Edward Shugrue	Trustee	July 2008 –	Ascendant Capital Partners, President and Chief	7	Director, BHR
309 Technology Drive		Present	Investment Officer (2001–Present).		Institutional
Malvern, PA 19335					Funds Director,
Age 55					Ascendant
Capital Partners
(2007–Present);
Director, Dundee
Wealth (2006–Present)

Warren West	Trustee	Nov. 2003 –	President Greentree Brokerage	7	None
309 Technology Drive		Present	Services, Inc. (1998–Present).
Malvern, PA 19355
Age 52
2009 ANNUAL REPORT | 85

		Serving as		Number of	Other
		an Officer		Portfolios	Directorships
	Position(s) Held	or Trustee of		Overseen by	Held by
Name, Address and Age	with the Trust	the Trust Since	Principal Occupation(s) During Past 5 Years	Trustee	Nominee(1)

Everett T. Keech	Trustee	Nov. 2005 –	Chairman-Executive Committee, Technology	7	Director,
309 Technology Drive		Present;	Development Corp., (1997–Present); President,		Technology
Malvern, PA 19355	Interested Trustee,	Feb., 2002 –	Quaker Investment Trust (2002–2003); Affiliated		Development
Age 69	Vice Chairman of	Jan., 2005;	Faculty, University of Pennsylvania (1978–Present)		Corp.; Director,
	the Board,		Chairman-Executive Committee, Advanced Training Systems		Advanced
	President,		International (2002–Present)		Training
	Treasurer				Systems
International,
Inc.
	Trustee	Nov., 1996 –
Feb., 2002

(1)	Directorship of companies required to report to the SEC under the 1934 Act, (e.g., “public companies”) and investment companies registered under the 1940 Act.

(2)	Mr. King is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.

(3)	Mr. King and Ms. Keyes are husband and wife.

(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc.

(5)	Mr. Brundage is the son of Ms. Keyes. Mr. Brundage is considered to be an “interested person“of the Trust for purposes of the 1940 Act because he is the Trust’s Secretary and a shareholder of Quaker Funds, Inc., the investment adviser of the Funds.
86 | 2009 ANNUAL REPORT

Board Consideration of the Investment Advisory and Sub-Advisory Agreements
     In conjunction with the launch of a new series, the Quaker Long-Short Tactical Allocation Fund (the “Long-Short Fund”), of the Quaker Investment Trust (the “Trust”), the Board of Trustees (the “Board”), including the Trustees who are not interested parties of the Trust (the “Independent Trustees”) considered a new Sub-Advisory Agreement between Quaker Funds, Inc. (“QFI” or the “Adviser”) and Rock Canyon Advisory Group, Inc. (“Rock Canyon”) with respect to the Long-Short Fund at a meeting held on February 19, 2009.
     Further, at an April 17, 2009 Special Meeting, the Board of the Trust approved the termination of Bjurman, Barry & Associates as investment sub-adviser to the Small-Cap Growth Tactical Allocation Fund (the “Small-Cap Growth Fund”) and the hiring of Century Management (“Century”) as interim investment sub-adviser to the Small-Cap Growth Fund. Subsequently, at an in-person meeting held on April 30, 2009, the Board considered and approved a definitive Investment Sub-Advisory Agreement between QFI and Century on behalf of the Small-Cap Growth Fund.
     In arriving at their decisions to approve the Sub-Advisory Agreements with Rock Canyon and Century, (together the “New Sub-Advisory Agreements”) the Board considered a variety of information concerning Rock Canyon and Century, respectively including: (1) the nature, extent and quality of service provided to the Funds; (2) the level of the sub-advisory fees to be charged under the New Sub-Advisory Agreements; (3) the compliance programs of the sub-advisers; (4) and any “fall out” or ancillary benefits enjoyed by Rock Canyon and/or Century as a result of their relationships with the respective Funds.
     In examining the nature, extent and quality of the services to be provided under the New Sub-Advisory Agreements, the Board considered the quality of the portfolio management services that were to be provided to the Funds; the depth, experience and demonstrated consistency in investment approach of the portfolio management teams; and the quality of Rock Canyon and Century’s respective reputations.
     After evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided under the New Sub-Advisory Agreements, the Board concluded that the level of fees to be paid were reasonable.
     Based on the totality of the information considered, the Board concluded that the Long-Short Fund and the Small-Cap Growth Fund were likely to benefit from the nature, extent and quality of Rock Canyon and Century’s services, respectively, and that both Rock Canyon and Century have the ability to continue to provide these services based on their experience, operations and resources.
     In voting unanimously to approve the New Sub-Advisory Agreements with Rock Canyon and Century based on the various considerations discussed above, the Board determined that the approval of the New Sub-Advisory Agreements was in the best interests of each Fund. As a result, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreements.
     At a meeting held on April 30, 2009, the Independent Trustees of the Board of the Trust considered the continuation of the Investment Advisory Agreement between the Trust and QFI, and each of the respective Sub-Advisory Agreements between QFI and Aronson +Johnson+Ortiz, LP., DG Capital Management, Knott Capital Management and Kennedy Capital Management, Inc. (collectively the “Agreements”) with regard to each Fund, at a meeting held on April 30, 2009. At the meeting, the Independent Trustees reported to the full Board their considerations with respect to the Agreements, and the Board, including a majority of Independent Trustees, considered and approved the renewal of the Agreements.
     In arriving at their decision to renew the Agreements, the Board, including the Independent Trustees, considered a variety of information concerning QFI and each sub-adviser. In considering the continuation of the Agreements, the Board, including the Independent Trustees, considered the nature and quality of the services provided by QFI and each of the sub-advisers, the proposed fee structures, the level of fee waivers, each Fund’s past and anticipated expense ratios, possible economies of scale resulting from increases in the size of the Funds and other possible benefits QFI and each of the sub-advisers derived from their relationships with the Funds. The Board, including the Independent Trustees, carefully analyzed the information provided to them by QFI, each of the sub-advisers, and independent third parties, focusing particularly on the level of advisory fees and expenses of each Fund compared with information for similar funds, and the performance of each Fund compared to funds with similar investment objectives.
2009 ANNUAL REPORT | 87

The Board, including the Independent Trustees, also considered other information that it had received from QFI and each of the sub-advisers at other meetings throughout the year.
     In examining the nature, extent and quality of the services to be provided by QFI, the Board, including the Independent Trustees, considered the portfolio management, administrative and supervisory services provided by QFI. The Board, including the Independent Trustees, acknowledged the value of QFI’s historical performance of services for the Funds. The Board, including the Independent Trustees, noted QFI’s commitment to servicing the Funds as its only client, QFI’s efforts during the past year to reduce Fund expenses, and the nature of the non-investment advisory services provided to the Funds, such as the supervision of the Funds’ other third-party service providers by QFI.
     With respect to the nature, extent and quality of the services provided to the Funds by each sub-adviser, the Board including the Independent Trustees, considered the quality of the portfolio management services that each sub-adviser provided to the Funds, the depth, experience and demonstrated consistency in investment approach of each of the sub-advisers’ portfolio management teams, the continued growth in each of the sub-advisers’ personnel responsible for managing the Funds; and the quality of each of the sub-advisers’ reputations. The Board, including the Independent Trustees, further considered each of the sub-advisers’ performance records and their experience in managing another fund complex with similar mutual funds.
     Based on the totality of the information considered, the Board, including the Independent Trustees, concluded that the Funds were likely to benefit from the nature, extent and quality of QFI’s and each of the sub-advisers’ services, as applicable, and that QFI and each of the sub-advisers have the ability to continue to provide these services based on their respective experience, operations and resources.
     With respect to the Funds’ investment performance, the Board, including the Independent Trustees, reviewed each Fund’s performance compared to both its peer group and relative benchmark indices over one-year, three-year, five-year and since inception periods, as applicable. The Board, including the Independent Trustees, considered factors, including but not limited to the sub-advisers’ management style, that have affected the performance of each Fund relative to its peer group and benchmarks.
     With respect to the costs of the services to be provided and profits to be realized by QFI from its relationship with the Funds, the Board, including the Independent Trustees, considered the fact that QFI had agreed to continue to waive its advisory fees to the extent necessary to limit the annualized expenses of each Fund to their assigned expense ratio caps for an additional year. The Board, including the Independent Trustees, also considered that QFI might be able to recoup some of the waived fees in the future. The Board, including Independent Trustees, did not consider the relationship between QFI’s advisory fees compared to other accounts that QFI advises, because QFI has no other advisory accounts.
     The Board, including the Independent Trustees, considered whether there are any ancillary benefits that may accrue to QFI or a sub-adviser resulting from their relationship with the Funds. Based on the information provided, the Board, including the Independent Trustees, noted that there did not appear to be any significant benefits in this regard.
     After evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by QFI and each of the sub-advisers, the Board, including the Independent Trustees, concluded that the level of fees to be paid to QFI and each of the sub-advisers was reasonable.
     In voting unanimously to approve the Agreements based on the various considerations discussed above, the Board, including the Independent Trustees, determined that the approval of the Agreements was in the best interests of the Funds. As a result, the Board, including a majority of the Independent Trustees, approved the Agreements.
88 | 2009 ANNUAL REPORT

General Information (Unaudited)
Form N-Q Filing and Proxy Voting Policies and Procedures
     Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge: (i) upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
     Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available: (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.
Tax Information
     We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2009.
     During the fiscal year ended June 30, 2009, the following Funds paid long-term capital distributions:

Long-Term
Fund	Capital Gains	Per Share

Global Tactical Allocation	$—	$—

Long-Short Tactical Allocation	—	—

Small-Cap Growth Tactical Allocation	—	—

Strategic Growth	43,046,714	0.90846

Capital Opportunities	6,727	0.00478

Mid-Cap Value	—	—

Small-Cap Value	—	—

     Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income. For the purposes of computing the dividends eligible for reduced taxes, the following amounts of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Fund	Amount	Percentage

Global Tactical Allocation	$—	—

Long-Short Tactical Allocation	—	—

Small-Cap Growth Tactical Allocation	—	—

Strategic Growth	6,122,060	12.07%

Capital Opportunities	—	—

Mid-Cap Value	—	—

Small-Cap Value	935,800	100%

     Corporate shareholders may exclude up to the following percentages of qualifying dividends. For the purposes of computing this exclusion, the following amounts of the dividends paid by the Funds from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Amount	Percentage

Global Tactical Allocation	$—	—

Long-Short Tactical Allocation	—	—

Small-Cap Growth Tactical Allocation	—	—

Strategic Growth	4,285,122	8.45%

Capital Opportunities	—	—

Mid-Cap Value	—	—

Small-Cap Value	891,649	100%

     Dividends and distributions received by retirement plans such as IRAs, Keogh type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.
     Since the information above is reported for the Funds’ fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2010 to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.
2009 ANNUAL REPORT | 89

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The Quaker Funds are distributed by
Quasar Distributors, LLC.

Contact us:
Quaker Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701
800-220-8888
www.quakerfunds.com

©2009 Quaker® Investment Trust

QUAKER® FUNDS

QKAR 082009

Item 2. Code of Ethics.
     As of the period ended June 30, 2009 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Chief Financial Officer. During the Reporting Period, there have been no changes to, amendments to, or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated June 30, 2007 is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).
Item 3. Audit Committee Financial Expert.
     The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Everett T. Keech audit committee financial expert serving on the registrant’s audit committee, and determined that Everett T. Keech is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a)
Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $143,250 for 2009 and $124,500 for 2008.

(b)
Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $3,000 for 2009 and $2,000 for 2008.

(c)
Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $24,060 for 2009 and $29,780 for 2008. The services for each of the fiscal years ended June 30, 2009 and June 30, 2008 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

(d)
All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2008.

(e)
The audit committee has not adopted pre-approval policies and procedures. Instead, pursuant to the registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the registrant and non-audit services to the registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

(g)
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, for each of the Registrant’s last two fiscal years are $0 for 2009 and $0 for 2008.

(h)
The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence. The audit committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.
     Not Applicable.
Item 6. Investments.
(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not Applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
     There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)
The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Registrant’s Code of Ethics for Senior Officers pursuant to the Sarbanes-Oxley Act of 2002 is filed as Exhibit 12(a)(1) to this Form N-CSR.

(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.

(a) (3)	Not Applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Quaker Investment Trust

By (signature and title)*	/s/ Jeffry H. King, Sr.

Jeffry H. King, Sr.
Chief Executive Officer

Date	September 9, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Jeffry H. King, Sr.

Jeffry H. King, Sr.
Chief Executive Officer

Date	September 9, 2009

By (signature and title)*	/s/ Laurie Keyes

Laurie Keyes
Treasurer

Date	September 9, 2009